EXHIBIT 10.58

                                      LEASE







                        RCPI LANDMARK PROPERTIES, L.L.C.,

                      a Delaware limited liability company

                                    Landlord


                                       and


                       FRANKLIN TEMPLETON COMPANIES, LLC,

                      a Delaware limited liability company


                                     Tenant




                                       for


                               Rockefeller Center
                                600 Fifth Avenue
                               New York, New York



                               September 30, 2001

                                TABLE OF CONTENTS

ARTICLE 1  BASIC LEASE PROVISIONS............................................1
ARTICLE 2  PREMISES, TERM, RENT..............................................5
ARTICLE 3  USE AND OCCUPANCY.................................................6
ARTICLE 4  CONDITION OF THE PREMISES.........................................7
ARTICLE 5  ALTERATIONS.......................................................9
ARTICLE 6  REPAIRS..........................................................13
ARTICLE 7  INCREASES IN TAXES AND OPERATING EXPENSES........................14
ARTICLE 8  REQUIREMENTS OF LAW..............................................20
ARTICLE 9  SUBORDINATION....................................................22
ARTICLE 10 SERVICES.........................................................25
ARTICLE 11 INSURANCE; PROPERTY LOSS OR DAMAGE...............................31
ARTICLE 12 EMINENT DOMAIN...................................................36
ARTICLE 13 ASSIGNMENT AND SUBLETTING........................................37
ARTICLE 14 ACCESS TO PREMISES...............................................45
ARTICLE 15 DEFAULT..........................................................47
ARTICLE 16 LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES......................51
ARTICLE 17 NO REPRESENTATIONS BY LANDLORD; LANDLORD'S APPROVAL..............51
ARTICLE 18 END OF TERM......................................................52
ARTICLE 19 QUIET ENJOYMENT..................................................53
ARTICLE 20 NO SURRENDER; NO WAIVER..........................................53
ARTICLE 21 WAIVER OF TRIAL BY JURY; COUNTERCLAIM............................53
ARTICLE 22 NOTICES..........................................................54
ARTICLE 23 RULES AND REGULATIONS............................................54
ARTICLE 24 BROKER...........................................................54
ARTICLE 25 INDEMNITY........................................................55
ARTICLE 26 MISCELLANEOUS....................................................56
ARTICLE 27 RENEWAL OPTION...................................................60
ARTICLE 28 ARBITRATION......................................................61


Schedule of Exhibits

Exhibit A..Floor Plans
Exhibit B..Definitions
Exhibit C..Diagram of Protected Zone
Exhibit D..Intentionally Omitted
Exhibit E..Design Standards
Exhibit F..Cleaning Specifications
Exhibit G..Rules and Regulations
Exhibit H..Subtenant Non-Disturbance Agreement

                                      LEASE


     THIS LEASE is made as of the 30th day of September, 2001 ("EFFECTIVE DATE"), between RCPI LANDMARK PROPERTIES, L.L.C. ("Landlord"), a Delaware limited liability company, and FRANKLIN TEMPLETON COMPANIES, LLC ("Tenant"), a Delaware limited liability company.

     Landlord and Tenant hereby agree as follows:



                                    ARTICLE 1
                             BASIC LEASE PROVISIONS

PREMISES The entire second floor (the "2ND FLOOR PREMISES"), the entire fourth floor (the "4TH FLOOR PREMISES"), the entire fifth floor (the "5TH FLOOR PREMISES"), the entire sixth floor (the "6TH FLOOR PREMISES"), the entire seventh floor (the "7TH FLOOR PREMISES"), the entire fourteenth floor (the "14TH FLOOR PREMISES"), the entire fifteenth floor (the "15TH FLOOR PREMISES") and the entire sixteenth floor (the "16TH FLOOR PREMISES" and, together with the 2nd Floor Premises, the 4th Floor Premises, the 5th Floor Premises, the 6th Floor Premises, the 7th Floor Premises, the 14th Floor Premises and the 15th Floor Premises, collectively the "PREMISES") of the Building, as more particularly shown on EXHIBITS A-1 THROUGH A-8.

BUILDING The building, fixtures, equipment and other improvements and appurtenances now located or hereafter erected, located or placed upon the land known as 600 Fifth Avenue, New York, New York.

REAL PROPERTY       The Building, together with the leasehold estate in the plot of land upon which it stands.

COMMENCEMENT DATE   The date upon which Landlord tenders possession
                    of each portion of the Premises to Tenant in accordance with the terms of this Lease.

RENT COMMENCEMENT   (a) As to the 4th Floor Premises,  the 5th Floor  Premises,
DATE                the 6th Floor  Premises  and the 7th Floor Premises:

                    The date which is 120 days after the Commencement Date in respect of such portion of the Premises,

                    (b) As to the 14th Floor Premises, the 15th Floor Premises and the 16th Floor Premises:

                    The Commencement Date in respect of such portion of the Premises, and

                    (c) As to the 2nd Floor Premises:

                    The date which is the number of days after the Commencement Date in respect of such portion of the Premises equal to the average of (i) 120 and (ii) (x) 120 multiplied by (y) the number of full months in the Term with respect to the 2nd Floor Premises (i.e., the period commencing on the Commencement Date with respect to the 2nd Floor Premises and ending on the Expiration Date) divided by 180 (i.e., the number of months in the Term), rounded to the nearest day.

EXPIRATION  DATE    The date  which is the last day of the  month in which the fifteenth anniversary of the first Commencement Date occurs, or the last day of any renewal or extended term, if the Term of this Lease is extended in accordance with any express provision hereof.

TERM The period commencing on the first Commencement Date and ending on the Expiration Date.

PERMITTED USES      Executive and general offices and uses incidental or
                    ancillary thereto provided such uses are consistent with the operation of Comparable Buildings, provided that any areas designated on EXHIBITS A-1 through A-8 as bathroom, utility or storage areas shall be used only for those respective purposes.

BASE TAX YEAR       The Tax Year commencing on July 1, 2001 and ending on June
                    30, 2002.

BASE EXPENSE YEAR   Calendar year 2001.

TENANT'S AREA       (a) As to each of the 2nd Floor Premises, the 4th Floor
                    Premises, the 5th Floor Premises and the 6th Floor Premises:

                        32,829 rentable square feet,

                    (b) As to the 7th Floor Premises:

                        25,149 rentable square feet,

                    (c) As to each of the 14th Floor Premises, the 15th Floor Premises and the 16th Floor Premises:

                        7,831 rentable square feet,

                    comprising in the aggregate 179,958 rentable square feet, as mutually agreed by Landlord and Tenant.

FIXED RENT          (a) As to the 2nd Floor Premises:


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                    Period                       Per Annum            Per Month
                    ------                       ---------            ---------

                    The Rent Commencement
                    Date for the 2nd Floor
                    Premises - Lease Year 5      $2,035,398          $169,616.50
                    Lease Years 6-10             $2,199,543          $183,295.25
                    Lease Years 11-15            $2,363,688          $196,974.00

                    (b) As to 4th Floor Premises, the 5th Floor Premises, the 6th Floor Premises and the 7th Floor Premises:

                    Period                       Per Annum             Per Month
                    ------                       ---------             ---------

                    Lease Years 1-5              $7,665,432            $638,786
                    Lease Years 6-10             $8,283,612            $690,301
                    Lease Years 11-15            $8,901,792            $741,816

                    (c) As to each of the 14th Floor Premises, the 15th Floor Premises and the 16th Floor Premises:

                    Period                       Per Annum             Per Month
                    ------                       ---------             ---------

                    The Rent Commencement
                    Date in respect of each
                    such portion of the Premises
                    - Lease Year 5               $485,522             $40,460.17
                    Lease Years 6-10             $524,677             $43,723.08
                    Lease Years 11-15            $563,832             $46,986.00


ELECTRICAL          (a) As to each of the 2nd Floor Premises, the 4th Floor
INCLUSION FACTOR    Premises, the 5th Floor Premises and the 6th Floor Premises:

                        $98,487 per annum,

                    (b) As to the 7th Floor Premises:

                        $75,447 per annum,

                    (c) As to each of the 14th Floor Premises, the 15th Floor Premises and the 16th Floor Premises:

                        $23,493 per annum,

                    which amounts are included in the Fixed Rent.

TENANT'S ADDRESS    Franklin Templeton Companies, LLC
FOR NOTICES         c/o Franklin Resources, Inc.

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

                    One Franklin Parkway
                    San Mateo, California 94403
                    Attn: Les Kratter, Senior Vice President

                    and:

                    Franklin Resources, Inc.
                    One Franklin Parkway
                    San Mateo, California 94403
                    Attn: Michael McCulloch, Director of Corporate Services

                    and:

                    Weil, Gotshal & Manges LLP
                    767 Fifth Avenue
                    New York, New York 10153
                    Attn: Alan Lascher, Esq.


LANDLORD'S ADDRESS  RCPI Landmark Properties, L.L.C.
FOR NOTICES         c/o Tishman Speyer Properties, L.P.
                    45 Rockefeller Plaza
                    New York, New York 10111
                    Attn:  Director of Finance - 600 Fifth Avenue

                    Copies to:

                    RCPI Landmark Properties, L.L.C.
                    c/o Tishman Speyer Properties, L.P.
                    45 Rockefeller Plaza
                    New York, New York 10111
                    Attn: Property Manager

                    and:

                    Tishman Speyer Properties, L.P.
                    520 Madison Avenue
                    New York, New York 10022
                    Attn: Chief Legal Officer

TENANT'S BROKER     None.

LANDLORD'S AGENT    Tishman  Speyer  Properties,  L.P. or any other person  or entity designated at any time and from time to time by Landlord as Landlord's Agent.

LANDLORD'S          (a) As to each of the 4th Floor Premises, the 5th Floor
CONTRIBUTION        Premises and the 6th Floor Premises:

                        $1,149,015.00,

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

                    (b) As to the 7th Floor Premises:

                        $880,215.00,

                    (c) As to the 2nd Floor Premises:

                    An amount  equal to the average of (i)  $1,149,015  and (ii)
                    (x) $1,149,015 multiplied by (y) the number of full months in the Term with respect to the 2nd Floor Premises (i.e., the period commencing on the Commencement Date with respect to the 2nd Floor Premises and ending on the Expiration Date) divided by 180 (i.e., the number of months in the Term).

                    (d) As to each of the 14th Floor Premises, the 15th Floor Premises and the 16th Floor Premises:

                        None.

GUARANTOR           Franklin Resources, Inc.


ALL CAPITALIZED TERMS USED IN THIS LEASE WITHOUT DEFINITION ARE DEFINED IN EXHIBIT B.



                                    ARTICLE 2
                              PREMISES, TERM, RENT

     SECTION 2.1 LEASE OF PREMISES. Subject to the terms of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises for the Term. In addition, Landlord grants to Tenant the right to use, on a non-exclusive basis and in common with other tenants, the Common Areas.

     SECTION 2.2 COMMENCEMENT DATE. Upon the Effective Date, the terms and provisions hereof shall be fully binding on Landlord and Tenant prior to the occurrence of any Commencement Date. The Term of this Lease shall commence in respect of each portion of the Premises on the Commencement Date in respect thereof and, unless sooner terminated or extended as hereinafter provided, shall end on the Expiration Date. If Landlord does not tender possession of any portion of the Premises to Tenant on or before any specified date, for any reason whatsoever, Landlord shall not be liable for any damage thereby, this Lease shall not be void or voidable thereby, and the Term shall not commence in respect of such portion of the Premises until Landlord tenders possession of such portion of the Premises to Tenant. Landlord shall be deemed to have tendered possession of each portion of the Premises to Tenant upon the giving of notice by Landlord to Tenant stating that such portion of the Premises is vacant, in the condition required by this Lease and available for Tenant's occupancy. No failure to tender possession of any portion of the Premises to Tenant on or before any specified date shall affect any other obligations of Tenant hereunder. Once a Commencement Date is determined, Landlord and Tenant shall execute an agreement stating such Commencement Date, the applicable Rent Commencement Date and Expiration Date, but the failure to do so will not affect the determination of such dates. For purposes of determining whether Tenant has

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

accepted possession of any portion of the Premises, Tenant shall be deemed to have done so when Tenant first moves Tenant's Property and/or any of its personnel into such portion of the Premises and/or commences construction, except to the extent that Tenant is authorized in this Lease or by Landlord's agreement to do any of the foregoing without being deemed to have accepted possession of such portion of the Premises. The provisions of this SECTION 2.2 are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law or any successor Requirement. Landlord shall deliver vacant possession of the Premises (other than the 2nd Floor Premises, the 14th Floor Premises and the 15th Floor Premises) simultaneously with the execution and delivery of this Lease by the parties hereto. Tenant acknowledges that the 2nd Floor Premises are on the date hereof subject to a lease that currently has an expiration date of July 31, 2002 and that the 14th Floor Premises and the 15th Floor Premises are on the date hereof subject to a lease that is being modified to provide for the surrender of the 14th Floor Premises and the 15th Floor Premises. Landlord shall deliver vacant possession of the 2nd Floor Premises to Tenant as promptly as reasonably possible after July 31, 2002 and after Landlord obtains vacant possession of such space. Landlord shall deliver vacant possession of the 14th Floor Premises and the 15th Floor Premises to Tenant as promptly as reasonably possible after Landlord obtains vacant possession of such space. Landlord shall endeavor, without liability for failure to do so, to give Tenant not less than 2 Business Days prior notice of the date of delivery of possession of each of the 14th Floor Premises and the 15th Floor Premises by Landlord to Tenant.

     SECTION 2.3 PAYMENT OF RENT. Tenant shall pay to Landlord, without notice or demand, and without any set-off, counterclaim, abatement or deduction whatsoever, except as may be expressly set forth in this Lease, in lawful money of the United States by wire transfer of funds, (i) Fixed Rent in respect of each portion of the Premises in equal monthly installments, in advance, on the first day of each month during the Term, commencing on the Rent Commencement Date in respect of such portion of the Premises (subject to SECTION 10.1 in respect of the Electrical Inclusion Factor), and (ii) Additional Rent, at the times and in the manner set forth in this Lease.



                                    ARTICLE 3
                                USE AND OCCUPANCY

     SECTION 3.1 PERMITTED USES. Tenant shall use and occupy the Premises for the Permitted Uses and for no other purpose. Tenant shall not use or occupy or permit the use or occupancy of any part of the Premises in a manner constituting a Prohibited Use. If Tenant uses the Premises for a purpose constituting a Prohibited Use, violating any Requirement, or causing the Building to be in violation of any Requirement, then Tenant shall promptly discontinue such use upon notice of such violation. Tenant, at its expense, shall procure and at all times maintain and comply with the terms and conditions of all licenses and permits required for the lawful conduct of the Permitted Uses in the Premises.

     SECTION 3.2 USE OF BUILDING NAME. No Tenant Party shall use the words "Rockefeller", "Center", "Radio City" or "Radio City Music Hall" or any combination or simulation thereof, or any logo or image of Rockefeller Center, or the image of any prominent part of Rockefeller Center, for any purpose whatsoever, including as or for any corporate, firm or trade name, trademark or designation or description of merchandise or services, except that the foregoing

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

shall not prevent the use by Tenant or other permitted occupant of the Premises, in a conventional manner and without emphasis or display, of the words "Rockefeller Center" and/or, where applicable, "Rockefeller Plaza" as part of Tenant's or such permitted occupant's business address or by reference in the ordinary course of its business. Neither Tenant nor any occupant of the Premises shall use the name of the Building or the name of the entity for which the Building is named or designated by Landlord or any part or abbreviation
(including initials) of any such name, except in a conventional manner, and without emphasis or display, as a part of Tenant's or such permitted occupant's business address.

     SECTION 3.3 BROADCAST RESTRICTIONS. Neither Tenant nor any Tenant Party shall (i) conduct or permit to be conducted any Broadcast activities or video production activities from any area of the Center, (ii) install or display any signs, symbols or logos within the Center which are commonly identified with any Broadcast or cable network or any Broadcast or video production activities or
(iii) use or permit the use of Protected Zone Images in any Broadcast. "BROADCAST" means the transmission of video programming, including news footage clips, by any means, including over-the-air television broadcasting, cable television distribution and the like, and including successor distribution technologies which are comparable to the foregoing (but "BROADCAST" shall not be deemed to include teleconferencing, private video telephone communications or other similar means of video transmission which are not intended for public distribution or interviews of any employee of Tenant by a third-party broadcaster conducted in the Premises provided that no portion of the Center is visible other than the interior of the Premises). "PROTECTED ZONE IMAGES" means visual images of all or any part of the area consisting of the Plaza, the Plaza Street, the Channel Gardens, the Center skating rink and areas adjacent thereto, as shown on the diagram of the Protected Zone attached as EXHIBIT C to this Lease.



                                    ARTICLE 4
                            CONDITION OF THE PREMISES

     SECTION 4.1 CONDITION. Tenant has inspected the Premises and agrees (a) to accept possession of each portion of the Premises in the condition existing on the Commencement Date in respect thereof "as is", and (b) except for Landlord's Contribution, Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to prepare the Premises for Tenant's occupancy. Any work to be performed by Tenant in connection with Tenant's initial occupancy of the Premises shall be hereinafter referred to as the "INITIAL INSTALLATIONS". Tenant's occupancy of any part of any portion of the Premises shall be conclusive evidence, as against Tenant, that Tenant has accepted possession of such portion of the Premises in its then current condition and at the time such possession was taken, such portion of the Premises and the Building were in a good and satisfactory condition as required by this Lease.

     SECTION 4.2 LANDLORD'S CONTRIBUTION. (a) Landlord shall pay to Tenant an amount not to exceed Landlord's Contribution toward the cost of the Initial Installations (excluding any "soft costs" (except as hereinafter set forth) and Tenant's Property), provided that as of the date on which Landlord is required to make payment thereof pursuant to SECTION 4.2(B): (i) this Lease is in full force and effect, and (ii) no Event of Default then exists. Tenant shall pay all

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

costs of the Initial Installations in excess of Landlord's Contribution. Landlord's Contribution shall be payable solely on account of labor directly related to the Initial Installations and materials delivered to the Premises in connection with the Initial Installations, (excluding any "soft costs" and
Tenant's Property), except that Tenant may apply up to 15% of Landlord's Contribution to pay (x) "soft costs" incurred in connection with the Initial Installations, which shall be limited to the actual architectural, consulting, permit, licensing and engineering fees incurred by Tenant in connection therewith and (y) any costs payable by Tenant pursuant to the first sentence of
SECTION 5.6. Tenant shall not be entitled to receive any portion of Landlord's Contribution not actually expended by Tenant in the performance of the Initial Installations. Upon the completion of the Initial Installations and satisfaction of the conditions set forth in this SECTION 4.2, any amount of Landlord's Contribution which has not been previously disbursed for Initial Installations in the Premises shall be applied against the next due installment or installments of Fixed Rent hereunder.

             (b) Subject to the last sentence of this Section 4.2(b), Landlord shall make progress payments to Tenant on a monthly basis, for the work performed during the previous month, up to 90% of Landlord's Contribution. Each of Landlord's progress payments shall be limited to an amount equal to the aggregate amounts theretofore paid by Tenant (as certified by the chief financial officer of Tenant and by Tenant's independent architect) to Tenant's contractors, subcontractors and material suppliers which have not been subject to previous disbursements from Landlord's Contribution. Provided that Tenant delivers requisitions to Landlord on or prior to the 10th day of any month, such progress payments shall be made within 30 days next following the delivery to Landlord of requisitions therefor, signed by the chief financial officer of Tenant, and shall be accompanied by (i) with the exception of the first requisition, copies of partial waivers of lien from all contractors, subcontractors, and material suppliers covering all work and materials which were the subject of previous progress payments by Landlord and Tenant, (ii) a certification from Tenant's architect that the work for which the requisition is being made has been completed substantially in accordance with the plans and specifications approved by Landlord and (iii) such other documents and information as Landlord may reasonably request. Any requisitions made following the 10th day of any month shall be paid no later than the last day of the month following the month in which such requisitions are made. Landlord shall disburse any amount retained by it hereunder upon submission by Tenant to Landlord of Tenant's requisition therefor accompanied by all documentation required under this SECTION 4.2(b), together with (A) proof of the satisfactory completion of all required inspections and issuance of any required approvals, permits and sign-offs for the Initial Installations by Governmental Authorities having jurisdiction thereover, (B) final "as-built" plans and specifications for the Initial Installations as required pursuant to SECTION 5.1(c) and (C) issuance of final lien waivers by all contractors, subcontractors and material suppliers covering all of the Initial Installations. The right to receive Landlord's Contribution is for the exclusive benefit of Tenant, and in no event shall such right be assigned to or be enforceable by or for the benefit of any third party, including any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or other person or entity. If Landlord fails to disburse to Tenant any portion of Landlord's Contribution to which Tenant is entitled in accordance with the foregoing provisions of this subparagraph 4.2(b), then Tenant may give Landlord notice of such failure, and if Landlord shall fail to make such disbursement within five (5) days after Landlord's receipt of notice, then Tenant shall have the right to offset the amount of such disbursement against the Fixed Rent and Additional Rent next coming due under this Lease with interest from the date upon which Tenant was entitled to such disbursement at the Interest Rate, but only to the extent that Tenant has, in fact, expended and paid such amount. Notwithstanding the foregoing, Tenant shall not have any such offset right with respect to any such portion of such reimbursement as to which Landlord shall give Tenant notice that Landlord disputes Tenant's claim with

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

respect thereto unless Landlord continues to fail to reimburse Tenant for 10 Business Days after an award has been determined in writing by the arbitrator(s), in which event such amount, plus interest at the Interest Rate from the original due date, may be offset by Tenant as aforesaid. Any dispute between the parties relating to the disbursement of Landlord's Contribution shall be determined by arbitration pursuant to ARTICLE 28 below. Notwithstanding any provision in this ARTICLE 4 to the contrary, Landlord shall have no obligation to pay Landlord's Contribution in respect of the 2nd Floor Premises until after the Commencement Date in respect thereof.



                                    ARTICLE 5
                                   ALTERATIONS

     SECTION 5.1 TENANT'S ALTERATIONS. (a) Tenant shall not make any alterations, additions or other physical changes in or about the Premises (collectively, "ALTERATIONS") other than decorative Alterations such as painting, wall coverings and floor coverings (collectively, "DECORATIVE ALTERATIONS"), without Landlord's prior consent, which consent shall not be unreasonably withheld if such Alterations (i) are non-structural and do not affect any Building Systems, (ii) affect only the Premises and are not visible from outside of the Premises, (iii) do not affect the certificate of occupancy issued for the Building or the Premises, and (iv) do not violate any Requirement. Landlord's consent shall not be required for any Alterations ("ACCEPTABLE ALTERATIONS") which are non-structural and (a) do not affect Building Systems, (b) affect only the Premises and are not visible from outside of the Premises, (c) do not affect the certificate of occupancy issued for the Building or the Premises, and (d) do not violate any Requirement or cause the Premises or Building to be non-compliant with any Requirement, provided that the cost of such Alterations (and the cost of any Alterations which are part of a single unified project shall be aggregated for the purpose of determining cost) does not exceed $100,000. If the performance of any Alterations requires access by Tenant to space occupied by any other party, then Landlord will cooperate with Tenant, at no cost to Landlord, to effectuate such access, subject to the lease of the occupant of such space and the provisions of this Lease. In the event that the occupant of such space refuses to grant Tenant access to the space occupied by such party, then, at Tenant's request, Landlord shall exercise the rights, if any, that it may have under its lease with such occupant to enter the space and perform the Alterations on behalf of Tenant. Tenant shall reimburse Landlord, within thirty (30) days after demand, for all reasonable out-of-pocket costs actually incurred by Landlord in connection with the performance of such Alterations. Tenant further agrees to indemnify, defend, protect, and hold harmless each of the Indemnitees from any claims arising out of the performance of such Alterations by Landlord on behalf of Tenant, except to the extent the claim arises out of the negligence or willful misconduct of Landlord. However, the performance of all Acceptable Alterations shall be subject to all of the other provisions of this Lease including, without limitation, the obligation to furnish Landlord with plans and specifications therefor if the preparation of plans and specifications are required by any Requirements. Tenant shall also deliver to Landlord upon request copies of contracts in order that Landlord can confirm that the Alterations in question are, in fact, Acceptable Alterations.

             (b) PLANS AND SPECIFICATIONS. Prior to making any Alterations, Tenant, at its expense, shall (i) submit to Landlord for its approval, detailed plans and specifications ("PLANS") of each proposed Alteration (other than Decorative Alterations and Acceptable Alterations), and with respect to any Alteration affecting any Building System, evidence that the Alteration has been designed by, or reviewed and approved by, Landlord's designated engineer for the

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affected Building System, (ii) obtain all permits, approvals and certificates required by any Governmental Authorities, (iii) furnish to Landlord duplicate original policies or certificates of worker's compensation (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alteration) and commercial general liability (including property damage coverage) insurance and Builder's Risk coverage (as described in
ARTICLE 11), issued on a completed value basis, all in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, Landlord's Agent, any Lessor and any Mortgagee as additional insureds, and (iv) furnish to Landlord reasonably satisfactory evidence of Tenant's ability to complete and to fully pay for such Alterations (other than Decorative Alterations and Acceptable Alterations). Landlord shall respond to any request for approval of Tenant's Plans within 8 Business Days after such request is made. In addition, Landlord agrees to respond to any resubmission of the Plans within 5 Business Days after resubmission to Landlord. If Landlord fails to respond to Tenant's request within the applicable review period set forth herein, Tenant shall have the right to provide Landlord with a second request for approval (a "SECOND REQUEST"), which shall specifically identify the Plans to which such request relates, and set forth in bold capital letters the following statement: IF LANDLORD FAILS TO RESPOND WITHIN 2 BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THE PLANS SHALL BE DEEMED APPROVED AND TENANT SHALL BE ENTITLED TO COMMENCE CONSTRUCTION OF THE ALTERATIONS IN ACCORDANCE WITH THE PLANS AND SPECIFICATIONS PREVIOUSLY SUBMITTED TO LANDLORD AND TO WHICH LANDLORD HAS FAILED TO TIMELY RESPOND. If Landlord fails to respond to a Second Request within 2 Business Days after receipt by Landlord, the Plans or revisions thereto for which the Second Request is submitted shall be deemed to be approved by Landlord, and Tenant shall be entitled to commence construction of the Alterations or portion thereof to which the Plans relate, provided that such Plans have (if required) been appropriately filed in accordance with any applicable Requirements, all permits and approvals required to be issued by any Governmental Authority as a prerequisite to the performance of such Alterations shall have been duly issued, and Tenant shall otherwise have complied with all applicable provisions of this Lease relating to the performance of such Alterations. Upon Tenant's request, Landlord shall reasonably cooperate with Tenant in obtaining any permits, approvals or certificates required to be obtained by Tenant in connection with any permitted Alteration (if the provisions of the applicable Requirement require that Landlord join in such application), provided that Tenant shall reimburse Landlord for its reasonable out-of-pocket costs in connection therewith. In this connection, Landlord shall join in any such applications in order to facilitate the filing thereof by Tenant prior to final approval of the Plans in question if requested to do so by Tenant. Tenant shall give Landlord not less than 5 Business Days' notice prior to performing any Decorative Alteration or Acceptable Alteration, which notice shall contain a description of such Decorative Alteration or Acceptable Alteration.

             (c) GOVERNMENTAL APPROVALS. Tenant, at its expense, shall, as and when required, retain the services of a code consultant approved by Landlord, which approval shall not be unreasonably withheld, and promptly obtain certificates of partial and final approval of such Alterations required by any Governmental Authority and shall, within 30 days after completion of any Alterations, furnish Landlord with copies thereof, together with "as-built" Plans for such Alterations prepared on an AutoCAD Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept), using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming conventions as Landlord may accept) and magnetic computer media of such record drawings and specifications translated in DFX format or another format acceptable to Landlord.

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

             (d) LANDMARKS PRESERVATION. TENANT IS HEREBY NOTIFIED THAT THE PREMISES ARE SUBJECT TO THE JURISDICTION OF THE LANDMARKS PRESERVATION COMMISSION ("LPC"). IN ACCORDANCE WITH SECTIONS 25-305, 25-306, 25-309 AND 25-310 OF THE ADMINISTRATIVE CODE OF THE CITY OF NEW YORK AND THE RULES SET FORTH IN TITLE 63 OF THE RULES OF THE CITY OF NEW YORK, ANY DEMOLITION, CONSTRUCTION, RECONSTRUCTION, ALTERATION OR MINOR WORK AS DESCRIBED IN SUCH SECTIONS AND SUCH RULES MAY NOT BE COMMENCED WITHIN OR AT THE PREMISES WITHOUT THE PRIOR WRITTEN APPROVAL OF THE LPC. TENANT IS NOTIFIED THAT SUCH DEMOLITION, CONSTRUCTION, RECONSTRUCTION, ALTERATIONS OR MINOR WORK INCLUDES, BUT IS NOT LIMITED TO, (A) WORK TO THE EXTERIOR OF THE PREMISES INVOLVING WINDOWS, SIGNS, AWNINGS, FLAGPOLES, BANNERS AND STOREFRONT ALTERATIONS AND (B) INTERIOR WORK TO THE PREMISES THAT (I) REQUIRES A PERMIT FROM THE DEPARTMENT OF BUILDINGS OR (II) CHANGES, DESTROYS OR AFFECTS AN INTERIOR ARCHITECTURAL FEATURE OF AN INTERIOR LANDMARK OR AN EXTERIOR ARCHITECTURAL FEATURE OF AN IMPROVEMENT THAT IS A LANDMARK OR LOCATED ON A LANDMARK SITE OR IN A HISTORIC DISTRICT.

             (e) LANDMARKS APPLICATIONS. Without limiting the provisions of
SECTION 5.1, Tenant shall submit to Landlord for its prior approval all applications for Certificates of Appropriateness or other similar requests (including applications for modifications of Certificates of Appropriateness or other similar requests previously granted) from the LPC. Tenant shall keep Landlord apprised of all LPC proceedings and shall deliver copies of all notices, approvals and rejections received by Tenant from the LPC. At Landlord's request, Tenant shall use Landlord's designated LPC consultant to prosecute all filings with the LPC for a Certificate of Appropriateness or other similar requests.

     SECTION 5.2 MANNER AND QUALITY OF ALTERATIONS. All Alterations shall be performed (a) in a good and workmanlike manner and free from defects, (b) substantially in accordance with the Plans, and by contractors selected from Landlord's list of approved contractors or by contractors approved by Landlord to perform such Alterations, which approval(s) shall not be unreasonably withheld for any trades other than fire and life safety systems and other trades involved with tie-ins to Building Systems (with respect to such trades, Tenant must retain contractors on the approved contractor list), and (c) in compliance with all Requirements, the terms of this Lease and all construction procedures and regulations then prescribed by Landlord. All materials and equipment shall be of first quality and at least equal to the applicable standards for the Building then established by Landlord, and no such materials or equipment (other than Tenant's Property) shall be subject to any lien or other encumbrance.

     SECTION 5.3 REMOVAL OF TENANT'S PROPERTY. Tenant's Property shall remain the property of Tenant and Tenant may remove the same at any time on or before the Expiration Date. On or prior to the Expiration Date, Tenant shall, at Tenant's expense, remove all of Tenant's Property and, unless otherwise directed by Landlord, any Specialty Alterations from the Premises and close up any slab penetrations in the Premises. Tenant shall repair and restore, in a good and workmanlike manner, any damage to the Premises or the Building caused by Tenant's removal of any Alterations or Tenant's Property or by the closing of any slab penetrations, and upon default thereof, Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket cost of repairing and restoring such damage. Any Specialty Alterations or Tenant's Property not so removed shall be deemed abandoned and Landlord may either retain same or remove and dispose of same, and repair and restore any damage caused thereby, at Tenant's cost and without accountability to Tenant. All other Alterations shall become Landlord's property upon termination of this Lease.

     SECTION 5.4 MECHANIC'S LIENS. Tenant, at its expense, shall discharge any lien or charge recorded or filed against the Real Property in connection with any work done or claimed to have been done by or on behalf of, or materials furnished or claimed to have been furnished to, Tenant, within 30 days after Tenant's receipt of notice thereof by payment, filing the bond required by law or otherwise in accordance with law.

     SECTION 5.5 LABOR RELATIONS. Tenant shall not employ, or permit the employment of, any contractor, mechanic or laborer, or permit any materials to be delivered to or used in the Building, if, in Landlord's reasonable judgment, such employment, delivery or use will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building or the Center by Landlord, Tenant or others. If such interference or conflict occurs, upon Landlord's request, Tenant shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

     SECTION 5.6 TENANT'S COSTS. Tenant shall pay to Landlord within 10 days after demand, all reasonable out-of-pocket costs actually incurred by Landlord in connection with Tenant's Alterations, including costs incurred in connection with (a) Landlord's review of the Alterations (including review of requests for approval thereof) and (b) the provision of Building personnel during the performance of any Alteration, to operate elevators or otherwise to facilitate Tenant's Alterations. Notwithstanding the foregoing, if Tenant retains Landlord's base-Building engineer to prepare Tenant's mechanical and engineering plans for any Alterations and to supervise the performance of such Alterations, Landlord shall not charge Tenant for Landlord's review of such mechanical and engineering plans.

     SECTION 5.7 TENANT'S EQUIPMENT. Tenant shall provide notice to Landlord prior to moving any heavy machinery, heavy equipment, freight, bulky matter or fixtures (collectively, "Equipment") into or out of the Building and shall pay to Landlord any reasonable out-of-pocket costs actually incurred by Landlord in connection therewith. If such Equipment requires special handling, Tenant agrees
(a) to employ only persons holding all necessary  licenses to perform such work,
(b) all work performed in connection therewith shall comply with all applicable Requirements and (c) such work shall be done only during hours designated by Landlord.

     SECTION 5.8 LEGAL COMPLIANCE. The approval of Plans, or consent by Landlord to the making of any Alterations, does not constitute Landlord's representation that such Plans or Alterations comply with any Requirements. Landlord shall not be liable to Tenant or any other party in connection with Landlord's approval of any Plans, or Landlord's consent to Tenant's performing any Alterations. If any Alterations made by or on behalf of Tenant, require Landlord to make any alterations or improvements to any part of the Building in order to comply with any Requirements, Tenant shall pay all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such alterations or improvements. If Landlord is aware that the making of any such Alterations will require Landlord to make any alterations or improvements to any part of the Building, it shall use reasonable good faith efforts to so notify Tenant prior to the making of such Alterations by Tenant. Such notice shall include, if available, a good faith estimate of the cost of any such alterations or improvements to any part of the Building.

     SECTION 5.9 FLOOR LOAD. Tenant shall not place a load upon any floor of the Premises that exceeds that which is permitted by the certificate of occupancy then in effect for the Building and applicable thereto. Landlord reserves the right to reasonably designate the position of all Equipment which Tenant wishes to place within the Premises, and to place limitations on the weight thereof.

                                    ARTICLE 6
                                     REPAIRS

     SECTION 6.1 LANDLORD'S REPAIR AND MAINTENANCE. Landlord shall operate, maintain and, except as provided in SECTION 6.2 hereof, make all necessary repairs (both structural and nonstructural) to (i) the Building Systems up to the point of connection to the Premises, (ii) all structural elements of the Premises other than structural elements installed or modified by Tenant, and
(iii) the Common Areas, in conformance with standards applicable to Comparable Buildings.

     SECTION 6.2 TENANT'S REPAIR AND MAINTENANCE. Tenant shall promptly, at its expense and in compliance with ARTICLE 5, make all nonstructural repairs to the Premises and the fixtures, equipment and appurtenances therein (including all electrical, plumbing, heating, ventilation and air conditioning, sprinklers and life safety systems in and serving the Premises from the point of connection to the Building Systems) (collectively, "TENANT FIXTURES") as and when needed to preserve the Premises in good working order and condition, except for reasonable wear and tear and damage for which Tenant is not responsible, and replace scratched or damaged doors, signs and glass (other than exterior window glass). All damage to the Building or to any portion thereof, or to any Tenant Fixtures requiring structural or nonstructural repair caused by or resulting from any act, omission, neglect or improper conduct of a Tenant Party or the moving of Tenant's Property or Equipment into, within or out of the Premises by a Tenant Party, shall be repaired at Tenant's expense by (i) Tenant, if the required repairs are nonstructural in nature and do not affect any Building System, or
(ii) Landlord, if the required repairs are structural in nature, involve replacement of exterior window glass or affect any Building System. All Tenant repairs shall be of good quality utilizing new construction materials.

     SECTION 6.3 RESTORATIVE WORK. Landlord reserves the right to make all changes, alterations, additions, improvements, repairs or replacements to the Building, Building Systems and the Center, including changing the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other Common Areas (collectively, "RESTORATIVE WORK"), as Landlord deems necessary or desirable, and to take all materials into the Premises required for the performance of such Restorative Work provided that (a) the level of any Building service shall not decrease in any material respect from the level required of Landlord in this Lease as a result thereof (other than temporary changes in the level of such services during the performance of any such Restorative Work), provided that if such Restorative Work shall require a substantial change in the location of the point of connection of localized distribution of any Building System to the Premises, Landlord shall pay the cost to bring the connection point for Tenant's localized distribution to the new location thereof and (b) Tenant is not deprived of access to the Premises. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of such Restorative Work without any obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses unless such interference (i) materially interferes with access to the Premises,
(ii) threatens the health and safety of any occupancy or (iii) interferes unreasonably with Tenant's ability to conduct its business in the Premises (in which event Landlord shall incur overtime or premium costs, subject to reimbursement pursuant to ARTICLE 7 below). Subject to SECTION 10.12 there shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant's other obligations under this Lease, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others performing, or failing to perform, any Restorative Work.



                                    ARTICLE 7
                    INCREASES IN TAXES AND OPERATING EXPENSES


     SECTION 7.1 DEFINITIONS. As used in this Article:

          (a) "BASE EXPENSE FACTOR" means the quotient, expressed in dollars and cents, of (i) the Operating Expenses payable for the Base Expense Year, DIVIDED BY (ii) the Center Operating Area for the Base Expense Year.

          (b) "BASE TAX FACTOR" means the quotient, expressed in dollars and cents, of (i) the Taxes payable for the Base Tax Year, DIVIDED BY (ii) the Center Tax Area for the Base Tax Year.

          (c) "CENTER OPERATING AREA" means the number of square feet in the rentable area of the Center which is operated and maintained by Landlord or an affiliate of Landlord or at the expense of Landlord or an affiliate of Landlord. Notwithstanding the foregoing, Landlord may elect, in its sole discretion from time to time, to:

               (i) subtract from the Center Operating Area the number of square feet in the rentable area of the Center operated and maintained by Landlord or an affiliate of Landlord but (A) operated and maintained at the expense of any person or entity other than Landlord (or an affiliate of Landlord) or (B) owned, as a condominium unit or otherwise, by any person or entity other than Landlord;

               (ii) add to the Center Operating Area to include the number of square feet in the additional rentable area of the Center operated and maintained by Landlord or an affiliate of Landlord or at the expense of Landlord or an affiliate of Landlord; or

               (iii) limit the Center Operating Area to the number of square feet in the rentable area of the Building.

          (d) "CENTER TAX AREA" means the number of square feet in the rentable area of the Center for which Taxes are payable by Landlord or an affiliate of Landlord, excluding the rentable area of the Center for which Taxes are not payable. Notwithstanding the foregoing, Landlord may elect, in its sole discretion from time to time, to:

               (i) subtract from the Center Tax Area the number of square feet in the rentable area of the Center for which Taxes are not payable by Landlord or an affiliate of Landlord;

               (ii) add to the Center Tax Area to include the number of square feet in the additional rentable area of the Center for which Taxes are payable by Landlord or an affiliate of Landlord; or

               (iii) limit the Center Tax Area to the number of square feet in the rentable area of the Building.

          (e) "COMPARISON YEAR" means each calendar year in which any part of the Term occurs and, in the case of a termination of this Lease pursuant to
     ARTICLE 15 in which any part of the Term would have occurred except for such termination.

          (f) "EXPENSE FACTOR" means the quotient, expressed in dollars and cents, of (i) the Operating Expenses payable for any Comparison Year subsequent to the Base Expense Year, DIVIDED BY (ii) the Center Operating Area for such Comparison Year.

          (g) "OPERATING EXPENSES" means the costs and expenses (and taxes, if any, thereon) paid or incurred (and so determined on a consistent basis during the Comparison Year in question) by or on behalf of Landlord and/or its affiliates with respect to the ownership, operation, maintenance and repair of the Center, including the costs incurred for: (i) air conditioning, ventilation, and heating; (ii) interior and exterior cleaning and rubbish removal, including supervisory fees of Landlord's Agent in connection therewith (provided that if such services are performed by Landlord's Agent, such costs shall not be materially in excess of those charged by outside contractors for similar services in comparable office buildings); (iii) window washing; (iv) elevators and escalators; (v) hand tools and other movable equipment; (vi) porter and matron service; (vii) electricity, gas, oil, steam, water rates, sewer rents and other utilities;
     (viii)  association  fees and dues; (ix) protection and security  services;
     (x) compliance with any agreement with any Governmental Authority with respect to the maintenance of the Center or any part thereof as a landmark;
     (xi) insurance premiums; (xii) supplies; (xiii) wages, salaries, disability benefits, pensions, hospitalization, retirement plans, severance packages and group insurance for employees of Landlord and Landlord's Agent, up to and including the level of building managers and their immediate supervisors, (xiv) uniforms and working clothes for such employees and the cleaning thereof; (xv) expenses imposed pursuant to any collective bargaining agreement with respect to such employees; (xvi) payroll, social security, unemployment and other similar taxes with respect to such employees; (xvii) sales, use and similar taxes; (xviii) vault charges;
     (xix) franchise and license fees; (xx) charges of independent contractors performing work in connection with the operation, maintenance and repair of the Center; (xxi) legal, accounting and other professional fees of Landlord and Landlord's Agent; (xxii) installation, operation and maintenance of the Christmas tree for the Center and related holiday decorations, events open to the public and other promotional expenses intended to enhance the environment of the Center; (xxiii) landscaping costs; (xxiv) management fees, or if no management fee is being charged, an imputed management fee not in excess of the amount that would be paid to a property manager for managing a comparable first class office building in midtown Manhattan; and
     (xxv) the annual depreciation or amortization, on a straight-line basis over the useful life of the equipment, device or other improvement in question as reasonably determined by Landlord in accordance with good management practice (with interest on the unamortized portion at the Base Rate plus 2 percent per annum), of any capital costs incurred after the Base Expense Year for any equipment, device or other improvement made or acquired which is either (A) a labor-saving measure or is to effect other economies in the operation, maintenance or repair of the Center (but only to the extent that the annual amounts to be amortized do not exceed the amounts of the anticipated savings as reasonably estimated by Landlord at the time the capital cost is incurred), or (B) required by any Requirement other than a Requirement in effect as of the date of this Lease and with which Landlord is not then in compliance. Operating Expenses shall not include Excluded Expenses.

          (h) "STATEMENT" means an instrument or instruments containing a comparison of one or both of (i) the Base Tax Factor and the Tax Factor for any Tax Year, and (ii) the Base Expense Factor and the Expense Factor for any Comparison Year, which shall include a breakdown of Operating Expenses by major categories.

          (i) "TAXES" means the taxes and assessments imposed upon the Center, including assessments made as a result of the Center or any part thereof being within a business improvement district, other than any interest or penalties imposed in connection therewith, and all expenses, including fees and disbursements of counsel and experts, reasonably incurred by Landlord in connection with any application for a reduction in the assessed valuation for the Center or for a judicial review thereof (but in no event shall such expenses be included in Taxes payable for the Base Tax Year). If due to a future change in the method of taxation any franchise, income, profit or other tax shall be levied in substitution in whole or in part for or in lieu of any tax which would otherwise constitute a Tax, such franchise, income, profit or other tax shall be deemed to be a Tax for the purposes of this Lease.

          (j) "TAX FACTOR" means the quotient, expressed in dollars and cents, of (i) the Taxes payable for any Comparison Year during the Term , DIVIDED BY (ii) the Center Tax Area for such Comparison Year.

          (k) "TAX YEAR" means the 12 month period commencing July 1 of each year, or such other 12 month period as may be duly adopted as the fiscal year for real estate tax purposes by the City of New York.

     SECTION 7.2 TENANT'S TAX PAYMENT. (a) If the Tax Factor for any Comparison Year exceeds the Base Tax Factor, Tenant shall pay to Landlord, as Additional Rent during each Comparison Year, an amount ("TENANT'S TAX PAYMENT") equal to
(i) Tenant's Area applicable to each portion of the Premises from and after the Commencement Date in respect thereof, MULTIPLIED BY (ii) the amount by which the Tax Factor for such Comparison Year exceeds the Base Tax Factor. Landlord shall furnish to Tenant, a statement setting forth Landlord's reasonable estimate of Tenant's Tax Payment for such Comparison Year. Tenant shall pay to Landlord on the first day of each month during such Comparison Year, an amount equal to 1/12th of Landlord's estimate of Tenant's Tax Payment for such Comparison Year. If Landlord shall not furnish any such estimate for a Comparison Year or if Landlord shall furnish any such estimate for a Comparison Year subsequent to the commencement thereof, then (x) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this SECTION 7.2(a) for the last month of the preceding Comparison Year; (y) after such estimate is furnished to Tenant, if the installments of Tenant's Tax Payment previously made for such Comparison Year were greater or less than the installments of Tenant's Tax Payment to be made in accordance with such estimate, then (1) if there is a deficiency, Tenant shall pay the amount thereof to Landlord within 30 days after such estimate is furnished to Tenant, or (2) if there is an overpayment, Landlord shall credit such overpayment against subsequent installments of Rent due under this Lease and if any such credit remains outstanding as of the Expiration Date or any earlier termination of this Lease, Landlord shall pay the amount thereof to Tenant within 30 days thereafter; and (z) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout such Comparison Year, Tenant shall pay to Landlord an amount equal to 1/12th of Tenant's Tax Payment shown on such estimate. Landlord may, during each Comparison Year, furnish to Tenant a revised Statement of Landlord's estimate of Tenant's Tax Payment for such Comparison Year, and in such case, Tenant's Tax Payment for such Comparison Year shall be adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. After the end of each Comparison Year, Landlord shall furnish to Tenant a Statement of Taxes for such Comparison Year, and (A) if such Statement shall show that the sums so paid by Tenant were less than Tenant's Tax Payment for such Comparison Year, Tenant shall pay to Landlord the amount of such deficiency in Tenant's Tax Payment within 30 days after such Statement is furnished to Tenant, or (B) if such Statement shall show that the sums so paid by Tenant were more than Tenant's Tax Payment for such Comparison Year, Landlord shall credit such overpayment in Tenant's Tax Payment against subsequent installments of Rent payable by Tenant due under this Lease and if any such credit remains outstanding as of the Expiration Date or any earlier termination of this Lease, Landlord shall pay the amount thereof to Tenant within 30 days thereafter. If there shall be any increase in the Taxes for any Comparison Year, whether during or after such Comparison Year, or if there shall be any decrease in the Taxes for any Comparison Year, Tenant's Tax Payment for such Comparison Year shall be appropriately adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. If Landlord shall not have received the relevant tax bills at the time any statement in respect of Taxes is delivered to Tenant, Landlord shall deliver to Tenant, promptly after receipt thereof by Landlord, a copy of such tax bills, together with a statement setting forth the amount (if any) of any overpayment or underpayment by Tenant with respect to any Tax Payment paid by Tenant in accordance with such statement in respect of Taxes and the amount of the overpayment or underpayment shall be paid or credited as set forth in this
SECTION 7.2(a).

          (b) If the Base Tax Factor is reduced, the Additional Rent previously paid or payable on account of Tenant's Tax Payment hereunder for all Comparison Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord, within 30 days after demand therefor, any deficiency between the amount of such Additional Rent previously computed and paid by Tenant to Landlord, and the amount due as a result of such recomputation. If the Base Tax Factor is increased, then Landlord shall either pay to Tenant, or at Landlord's election, credit against subsequent payments of Rent due, the amount by which such Additional Rent previously paid on account of Tenant's Tax Payment exceeds the amount actually due as a result of such recomputation due under this Lease and if any such credit remains outstanding as of the Expiration Date or any earlier termination of this Lease, Landlord shall pay the amount thereof to Tenant within 30 days thereafter. If Landlord receives a refund of Taxes for any Comparison Year, Landlord shall, at its election, either pay to Tenant, or credit against subsequent payments of Rent due hereunder, an amount equal to Tenant's allocable share of the refund (as reasonably determined by Landlord), net of any expenses incurred by Landlord in achieving such refund, which amount shall not exceed Tenant's Tax Payment paid for such Comparison Year.

          (c) Tenant shall be obligated to pay Tenant's Tax Payment regardless of whether Tenant may be exempt from the payment of taxes as the result of any reduction, abatement, or exemption from Taxes granted or agreed to by any Governmental Authority, or by reason of Tenant's diplomatic status or other tax exempt status. Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Taxes or tax assessment. The benefit of any exemption or abatement relating to all or any art of the Real Property shall accrue solely to the benefit of Landlord.

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

          (d) Tenant shall not (and hereby waives any and all rights it may now or hereafter have to) institute or maintain any action, proceeding or application in any court or other body having the power to fix or review assessed valuations, for the purpose of reducing Taxes, and the filing of any such proceeding by Tenant shall constitute an Event of Default.

          (e) Tenant shall pay any occupancy or rent tax now in effect or hereafter enacted and applicable to Tenant's occupancy of the Premises, regardless of whether imposed by its terms upon Landlord or Tenant, and if any such tax is payable by Landlord, Tenant shall promptly reimburse the amount thereof to Landlord upon demand, as Additional Rent.

     SECTION 7.3 TENANT'S OPERATING PAYMENT. (a) If the Expense Factor payable for any Comparison Year exceeds the Base Expense Factor, Tenant shall pay to Landlord, as Additional Rent during each Comparison Year, an amount ("TENANT'S OPERATING PAYMENT") equal to (i) Tenant's Area applicable to each portion of the Premises from and after the Commencement Date in respect thereof, MULTIPLIED BY
(ii) the amount by which the Expense Factor for such Comparison Year exceeds the Base Expense Factor. For each Comparison Year, Landlord shall furnish to Tenant a statement setting forth Landlord's reasonable estimate of Tenant's Operating Payment for such Comparison Year. Tenant shall pay to Landlord, on the first day of each month during such Comparison Year, an amount equal to one-twelfth of Landlord's estimate of Tenant's Operating Payment for such Comparison Year. If Landlord does not furnish any such estimate for a Comparison Year until after the commencement thereof, then (A) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this SECTION 7.3 during the last month of the preceding Comparison Year, (B) promptly after such estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Payment previously made for such Comparison Year were greater or less than the installments of Tenant's Operating Payment to be made for such Comparison Year in accordance with such estimate, and (1) if there shall be a deficiency, Tenant shall pay the amount thereof within 30 days after demand therefor or (2) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent installments of Rent due hereunder or if such credit remains outstanding as of the Expiration Date or any earlier termination of this Lease, Landlord shall pay the amount thereof to Tenant within 30 days thereafter, and (C) on the first day of the month following the month in which such estimate is furnished to Tenant, and on the first day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to one-twelfth of Tenant's Operating Payment shown on such estimate.

          (b) on or before May 1 of each Comparison Year, Landlord shall furnish to Tenant a Statement of Operating Expenses for the immediately preceding Comparison Year. If the Statement shows that the sums paid by Tenant under
     SECTION 7.3(a) exceeded the actual amount of Tenant's Operating Payment for such Comparison Year, Landlord shall credit the amount of such excess against subsequent installments of Rent due hereunder or if such credit remains outstanding as of the Expiration Date or any earlier termination of this Lease, Landlord shall pay the amount thereof to Tenant within 30 days thereafter. If the Statement for such Comparison Year shows that the sums paid by Tenant were less than Tenant's Operating Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within 30 days after delivery of the Statement to Tenant. If such Statement shall show that the Operating Expenses for the Comparison Year in question were overstated by more than 5%, Tenant shall be entitled to interest at the Interest Rate on the amount of its overpayment, determined as of the

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

     respective dates of such payments to the date on which such amounts are either refunded to Tenant or credited against Rent due hereunder.

     SECTION 7.4 CERTAIN ADJUSTMENTS. (a) If the Center Operating Area is increased or decreased, from time to time, pursuant to SECTION 7.1(c), then from and after the date of such election, Operating Expenses for purposes of this Lease shall be limited to that portion of the Operating Expenses of the Center which is properly allocable, in Landlord's reasonable judgment, to the space included in the Center Operating Area. Such allocation shall be performed by Landlord in good faith in a manner consistent with the methods and principles employed by Landlord in computing Operating Expenses prior to the date of such election.

          (b) Taxes shall not include any taxes and assessments imposed upon any portion of the Center excluded from the calculation of the Center Tax Area pursuant to SECTION 7.1(d) above. If Landlord has elected to limit the Center Tax Area to the number of square feet in the rentable area of the Building pursuant to SECTION 7.1(d),Taxes for purposes of this Lease shall be limited to: (i) if the Building is separately assessed for tax purposes, the Taxes imposed thereon, or (ii) if the Building is not so separately assessed, either (x) a portion of the Taxes imposed upon the Center, determined in the same proportion that the rentable area of the Building bears to the aggregate rentable area in all buildings in the Center, or (y) a portion of the Taxes imposed upon the tax lot on which the Building is located, determined in the same proportion that the rentable area of the Building bears to the aggregate rentable area in all buildings located on such tax lot.

          (c) If the Commencement Date shall be a day other than January 1 or the Expiration Date shall be a day other than December 31, or if there is any abatement of Fixed Rent payable under this Lease (other than any abatement under ARTICLE 1 hereof) or any termination of this Lease (other than a termination pursuant to ARTICLE 15), or if there is any increase or decrease in Tenant's Area, then in each such event in applying the provisions of this Article with respect to the Tax Year or Comparison Year in which the event occurred, appropriate adjustments shall be made to reflect the result of such event on a basis consistent with the principles underlying the provisions of this Article, taking into consideration (i) the portion of such Tax Year or Comparison Year, as the case may be, which shall have elapsed prior to or after such event, (ii) the rentable area of the Premises affected thereby, and (iii) the duration of such event.

          (d) If during all or any part of any Comparison Year (including the Base Operating Year) Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to a rentable portion of the Center which is not then leased, Operating Expenses for such period shall include an amount equal to the costs and expenses which would reasonably have been incurred for such work or service during such period by Landlord if the Center had been 95% leased and occupied.

          (e) If during all or any part of any Comparison Year (including the Base Operating Year) Landlord does not furnish any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to any portion of the Center (other than to space not then leased), then, notwithstanding anything to the contrary set forth in
     SECTION 7.1(g), the amount included in Operating Expenses for such period with respect to such work or service shall be equal to the product of (i) the Center Operating Area MULTIPLIED BY (ii) the quotient expressed in dollars and cents, of (A) the costs and expenses Landlord would have reasonably incurred during such period to furnish such work or service had

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

     Landlord provided such work or service, DIVIDED BY (B) the area of the Center to which Landlord provides such work or service.

     SECTION 7.5 NON-WAIVER; DISPUTES. (a) Landlord's failure to render any Statement on a timely basis with respect to any Comparison Year shall not prejudice Landlord's right to thereafter render a Statement with respect to such Comparison Year (so long as the Statement is delivered within 2 years following the close of the Comparison Year in question) or any subsequent Comparison Year, nor shall the rendering of a Statement prejudice Landlord's right to thereafter render a corrected Statement for that Comparison Year.

          (b) Each Statement sent to Tenant shall be conclusively binding upon Tenant unless Tenant (i) pays to Landlord when due the amount set forth in such Statement, without prejudice to Tenant's right to dispute such Statement, and (ii) within 180 days after such Statement is sent, sends a notice to Landlord objecting to such Statement and specifying the reasons therefor. Tenant agrees that Tenant will not employ, in connection with any dispute under this Lease, any person or entity who is to be compensated in whole or in part, on a contingency fee basis. If the parties are unable to resolve any dispute as to the correctness of such Statement within 30 days following such notice of objection, either party may refer the issues raised to one of the "Big Five" public accounting firms selected by Landlord and reasonably acceptable to Tenant, and the decision of such accountants shall be conclusively binding upon Landlord and Tenant. In connection therewith, Tenant and such accountants shall execute and deliver to Landlord a confidentiality agreement, in form and substance reasonably satisfactory to Landlord, whereby such parties agree not to disclose (except to the extent required by any Requirement or any regulatory body having jurisdiction) to any third party any of the information obtained in connection with such review, or the substance of any admissions or stipulations by any party in connection therewith, or of any resulting reconciliation, compromise or settlement. Tenant shall pay the fees and expenses relating to such procedure, unless such accountants determine that Landlord overstated Expense Factor by more than 5% for such Comparison Year, or finally determined, in which case Landlord shall pay such fees and expenses. Except as provided in this Section, Tenant shall have no right whatsoever to dispute by judicial proceeding or otherwise the accuracy of any Statement.

     SECTION 7.6 NO REDUCTION IN RENT. In no event shall any decrease in Expense Factor or Tax Factor in any Comparison Year below the Base Expense Factor or Base Tax Factor, as the case may be, result in a reduction in the Fixed Rent or any other component of Additional Rent payable hereunder.



                                    ARTICLE 8
                               REQUIREMENTS OF LAW

      SECTION 8.1 COMPLIANCE WITH REQUIREMENTS.

          (a) TENANT'S COMPLIANCE. Tenant, at its expense, shall comply with all Requirements applicable to the Premises; provided, however, that Tenant shall not be obligated to comply with any Requirements requiring any structural alterations to the Building unless the application of such Requirements arises from (i) the specific manner and nature of Tenant's use or occupancy of the Premises, as distinct from general office use, (ii) Alterations made by Tenant, or (iii) a breach by Tenant of any provisions of this Lease. Any such repairs or alterations shall be made at Tenant's expense (1) by Tenant in compliance with ARTICLE 5 if such repairs or alterations are nonstructural and do not affect any Building System, or (2) by Landlord if such repairs or alterations are structural or affect any Building System (limited to Landlord's reasonable out-of-pocket costs). If Tenant obtains knowledge of any failure to comply with any Requirements applicable to the Premises, Tenant shall give Landlord prompt notice thereof.

          (b) HAZARDOUS MATERIALS. Tenant shall not cause or permit (i) any Hazardous Materials to be brought into the Building, (ii) the storage or use of Hazardous Materials in any manner other than in full compliance with any Requirements, or (iii) the escape, disposal or release of any Hazardous Materials within or in the vicinity of the Center. Nothing herein shall be deemed to prevent Tenant's use of any Hazardous Materials customarily used in the ordinary course of office work, provided such use is in accordance with all Requirements. Tenant shall be responsible, at its expense, for all matters directly or indirectly based on, or arising or resulting from the presence of Hazardous Materials in the Center which is caused or permitted by a Tenant Party. Tenant shall provide to Landlord copies of all communications received by Tenant with respect to any Requirements relating to Hazardous Materials, and/or any claims made in connection therewith. Landlord or its agents may perform environmental inspections of the Premises at any time.

          (c) LANDLORD'S COMPLIANCE.  Landlord shall comply with (or cause to be complied with) all Requirements applicable to the Building which are not the obligation of Tenant, to the extent that non-compliance would materially impair Tenant's ability to obtain a building permit or Tenant's use and occupancy of the Premises for the Permitted Uses. Landlord shall, at its sole cost and expense, cure any violations existing on the
     Commencement Date which affect the Premises, unless cure will be accomplished by the performance of the Initial Installations.

          (d) LANDLORD'S INSURANCE. Tenant shall not cause or permit any action or condition that would (i) invalidate or conflict with Landlord's standard "all-risk" insurance policies, (ii) violate applicable rules, regulations and guidelines of the Fire Department, Fire Insurance Rating Organization or any other authority having jurisdiction over the Center, (iii) cause an increase in the premiums of fire insurance for the Center or for the Building over that payable with respect to Comparable Buildings, or (iv) result in Landlord's insurance companies' refusing to insure the Building or any property therein in amounts and against risks as reasonably determined by Landlord. If fire insurance premiums increase as a result of Tenant's failure to comply with the provisions of this SECTION 8.1, Tenant shall promptly cure such failure and shall reimburse Landlord for the increased fire insurance premiums paid by Landlord as a result of such failure by Tenant. Provided that Tenant makes reimbursement pursuant to the immediately preceding sentence, Tenant shall not be obligated to cure any such failure, but only if the condition is non-hazardous and does not adversely affect the operation of the Building or the occupancy of any of the tenants therein.

     SECTION 8.2 FIRE AND LIFE SAFETY; SPRINKLER. Tenant shall install and thereafter maintain in good order and repair a sprinkler, fire-alarm and life-safety system in the Premises in accordance with this Lease, the Rules and Regulations and all Requirements. If the Fire Insurance Rating Organization or any Governmental Authority or any of Landlord's insurers requires or recommends any modifications and/or alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire alarm and life-safety system serving the Building by reason of Tenant's business, any Alterations performed by Tenant or the location of the partitions, Tenant's Property, or other contents of the Premises, Landlord (to the extent outside of the Premises) or Tenant (to the extent within the Premises) shall make such modifications and/or Alterations, and supply such additional equipment, in either case at Tenant's expense.

     SECTION 8.3 CONTEST OF REQUIREMENTS. Tenant, at its expense, may contest, by appropriate proceedings prosecuted diligently and in good faith, the legality or applicability of any Requirement affecting the Premises and with which Tenant is obligated to comply at its expense pursuant to SECTION 8.1, provided that (i) Landlord (or any Indemnitee) shall not be subject to prosecution for any crime, nor shall the Building, the Center, the Real Property or any part thereof be subject to being imminently condemned or vacated by reason of non-compliance,
(ii) no unsafe or hazardous condition relating to such contest or non-compliance then exists which remains uncured, (iii) such non-compliance or contest shall not prevent Landlord from obtaining any and all permits and licenses required by applicable Requirements in connection with the operation of the Building or the Center, nor shall the certificate of occupancy for the Building or any building at the Center be suspended or threatened in writing by any Governmental Authority to be suspended by reason of noncompliance or by reason of such contest, (iv) Tenant shall indemnify Landlord (and all Indemnitees) against the cost of such compliance and liability resulting from or incurred in connection with such contest or non-compliance, (v) such non-compliance or contest shall not constitute or result in a violation (either with the giving of notice or the passage of time or both) of the terms of any Mortgage or Superior Lease, or if such Superior Lease or Mortgage shall condition such noncompliance or contest upon the taking of action or furnishing of security by Landlord, such action shall be taken or such security shall be furnished at the expense of Tenant, and
(vi) Tenant shall promptly notify Landlord of such contest and keep Landlord regularly advised as to the status of such proceedings. For the purposes of CLAUSE (i) above, Landlord (or any Indemnitee) shall be deemed subject to prosecution for a crime if Landlord (or any Indemnitee), a Lessor, a Mortgagee or any of their officers, directors, partners, members, managers, shareholders, agents or employees is charged with a crime of any kind whatsoever by reason of such non-compliance unless such charges are withdrawn 10 days before Landlord (or any Indemnitee), such Lessor or such Mortgagee or such officer, director, partner, member, manager, shareholder, agent or employee, as the case may be, is required to plead or answer thereto. Landlord shall execute any documents reasonably required by Tenant in order to permit Tenant effectively to carry on any such contest permitted under this Section, provided Landlord is not thereby subjected to any cost or expense not reimbursed by Tenant.



                                    ARTICLE 9
                                  SUBORDINATION

     SECTION 9.1 SUBORDINATION AND ATTORNMENT. (a) This Lease is subject and subordinate to all Mortgages and Superior Leases. At the request of any Mortgagee or Lessor, Tenant shall attorn to such Mortgagee or Lessor, its successors in interest or any purchaser in a foreclosure sale.

          (b) If a Lessor or Mortgagee or any other person or entity shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or the delivery of a new lease or deed, then at the request of the successor landlord and upon such successor landlord's written agreement to accept Tenant's attornment and to recognize Tenant's interest under this Lease, Tenant shall be deemed to have attorned to and recognized such successor landlord as Landlord under this Lease. The provisions of this SECTION 9.1 are self-operative and require no further instruments to give effect hereto; provided, however, that Tenant shall promptly execute and deliver an instrument consistent with that required by
     SECTION 9.6 that such successor landlord may reasonably request (i) evidencing such attornment, (ii) setting forth the terms and conditions of Tenant's tenancy, and (iii) containing such other terms and conditions as may be required by such Mortgagee or Lessor, provided such terms and conditions do not increase the Rent, materially increase Tenant's other obligations beyond a de minimis extent or materially and adversely affect Tenant's rights under this Lease beyond a de minimis extent or materially decrease Landlord's obligations hereunder beyond a de minimis extent. Upon such attornment this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease except that such successor landlord shall not be

               (A) liable for any act or omission of Landlord (except to the extent such act or omission continues beyond the date when such successor landlord succeeds to Landlord's interest and Tenant gives notice of such act or omission);

               (B) subject to any defense, claim, counterclaim, set-off or offset which Tenant may have against Landlord except as otherwise expressly set forth herein;

               (C) bound by any prepayment of Rent more than one month in advance of its due date to any prior landlord;

               (D) bound by any obligation to make any payment to Tenant which was required to be made prior to the time such successor landlord succeeded to Landlord's interest other than Landlord's Contribution, if any;

               (E) bound by any obligation to perform any work or to make improvements to the Premises except for (x) repairs and maintenance required to be made by Landlord under this Lease, and (y) repairs to the Premises as a result of damage by fire or other casualty or a partial condemnation pursuant to the provisions of this Lease, but only to the extent that such repairs can reasonably be made from the net proceeds of any insurance or condemnation awards, respectively, actually made available to such successor landlord;

               (F) bound by any modification, amendment or renewal of this Lease made without such Mortgagee's or Lessor's consent; or

               (G) liable for the repayment of any security deposit or surrender of any letter of credit, unless and until such security deposit actually is paid or such letter of credit is actually delivered to such successor landlord.

          (c) Tenant shall from time to time within 10 days of request from Landlord execute and deliver any documents or instruments that may be reasonably required by any Mortgagee or Lessor to confirm any subordination.

     SECTION 9.2 MORTGAGE OR SUPERIOR LEASE DEFAULTS. Any Mortgagee may elect that this Lease shall have priority over the Mortgage and, upon notification to Tenant by such Mortgagee, this Lease shall be deemed to have priority over such Mortgage, regardless of the date of this Lease. In connection with any financing of the Real Property or the Center or the interest of any Lessor, Tenant shall consent to any reasonable modifications of this Lease requested by any lending institution, provided such modifications do not increase the Rent, materially increase Tenant's other obligations beyond a de minimis extent or materially and adversely affect the rights of Tenant under this Lease beyond a de minimis extent or materially and adversely decrease Landlord's obligations hereunder.

     SECTION 9.3 TENANT'S TERMINATION RIGHT. As long as any Superior Lease or Mortgage exists, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given notice of such act or omission to all Lessors and/or Mortgages of which Tenant has notice, and (b) if any such Lessor or Mortgagee shall have notified Tenant within 30 days after receipt of such notice that it intends to remedy such default therein until a reasonable period of time shall have elapsed following the giving of notice of such default and the expiration of any applicable notice or grace periods (unless such act or omission is not capable of being remedied within a reasonable period of time), during which period such Lessors and/or Mortgages shall have the right, but not the obligation, to remedy such act or omission and shall thereafter diligently proceed to so remedy such act or obligation.

     SECTION 9.4 PROVISIONS. The provisions of this ARTICLE 9 shall (a) inure to the benefit of Landlord, any future owner of the Building or the Real Property, Lessor or Mortgagee and any sublessor thereof and (b) apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such Superior Lease or Mortgage.

     SECTION 9.5 FUTURE CONDOMINIUM DECLARATION. This Lease and Tenant's rights hereunder are and will be subject and subordinate to any condominium declaration, by-laws and other instruments (collectively, the "DECLARATION") which may be recorded in order to subject the Building to a condominium form of ownership pursuant to Article 9-B of the New York Real Property Law or any successor Requirement, provided that the Declaration does not by its terms increase the Rent, materially increase Tenant's other obligations beyond a de minimis extent or materially and adversely affect Tenant's rights under this Lease beyond a de minimis extent. At Landlord's request, and subject to the foregoing proviso, Tenant will execute and deliver to Landlord an amendment of this Lease confirming such subordination and modifying this Lease to conform to such condominium regime.

     SECTION  9.6  NON-DISTURBANCE  AGREEMENTS.  Landlord  hereby  agrees to use reasonable efforts to obtain for Tenant, at no cost to Landlord, a subordination, non-disturbance and attornment agreement (an "SNDA") from all existing Mortgages, in the standard form customarily employed by such Mortgages, provided that Landlord shall have no liability to Tenant, and the subordination of this Lease to any Mortgage shall not be affected, in the event that it is unable to obtain any such agreements. Tenant shall reimburse Landlord, within 30 days after demand therefor, for Landlord's out-of-pocket costs, including reasonable attorney's fees and disbursements, incurred in connection with such efforts. As a condition to Tenant's agreement hereunder to subordinate Tenant's interest in this Lease to any future Mortgage and/or any Superior Lease made between Landlord and such Mortgagee and/or Lessor, Landlord shall obtain from each Mortgagee an agreement, in recordable form and in the standard form customarily employed by such Mortgagee, pursuant to which such Mortgagee shall agree that if and so long as no Event of Default hereunder shall have occurred and be continuing, the leasehold estate granted to Tenant and the rights of Tenant pursuant to this Lease to quiet and peaceful possession of the Premises shall not be terminated, modified, affected or disturbed by any action which such Mortgagee may take to foreclose any such Mortgage, and that any successor landlord shall recognize this Lease as being in full force and effect as if it were a direct lease between such successor landlord and Tenant upon all of the terms, covenants, conditions and options granted to Tenant under this Lease, except as otherwise provided in SECTION 9.1(b) hereof.

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



                                   ARTICLE 10
                                    SERVICES

     SECTION 10.1 ELECTRICITY. (a) Landlord shall redistribute or furnish electricity to or for the use of Tenant in the Premises for the operation of Tenant's electrical systems and equipment in the Premises, at a level sufficient to accommodate, on average, a demand load of six watts per usable square foot of office space in the Premises. An estimated charge for such electricity (the "ELECTRICAL INCLUSION FACTOR" ) is included in Fixed Rent on a so-called "rent inclusion" basis; however, the value to Tenant of such service may not be fully reflected in Fixed Rent. Accordingly, Tenant agrees that following the commencement of Tenant's ordinary business activities in the Premises, Landlord may cause an independent electrical engineer or electrical consulting firm selected by Landlord ("LANDLORD'S CONSULTANT") to make a determination, certified in writing to Landlord and Tenant, of the full value of the electrical service supplied to Tenant, based upon a survey indicating the lighting load, office equipment and all other electrical usage by Tenant. Thereafter, either Landlord or Tenant (by an independent electrical engineer or electrical consulting firm selected by Tenant, hereinafter referred to as "TENANT'S CONSULTANT") may, at any time and from time to time upon notice to the other party, but not more frequently than annually (unless Tenant has materially changed its occupancy of the Premises or its use of electricity in the Premises) at its sole option, cause Landlord's Consultant or Tenant's Consultant, as the case may be, to make subsequent determinations of the then full value of the electrical service supplied to Tenant on the basis set forth in the immediately preceding sentence. If Landlord's Consultant determines that the full value of the electrical service supplied to Tenant exceeds the Electrical Inclusion Factor, as adjusted from time to time in accordance with this SECTION 10.1, subject to the terms and provisions of SECTIONS 10.1(b) AND 10.1(d), then, upon notice by Landlord to Tenant, Fixed Rent and the Electrical Inclusion Factor shall be increased to reflect the full value, on an annual basis, of such increased electrical usage by Tenant. Any increase in Fixed Rent and the Electrical Inclusion Factor shall be effective as of the date of the increase in Tenant's electrical usage, as determined by the survey, and Tenant's liability therefor shall be retroactive to such date. If Tenant's Consultant determines that the full value of the electrical service supplied to Tenant is lower than the Electrical Inclusion Factor, as adjusted from time to time in accordance with this SECTION 10.1, subject to the terms and provisions of SECTIONS 10.1(b) AND 10.1(d), then, Fixed Rent and the Electrical Inclusion Factor shall be decreased to reflect the full value, on an annual basis, of such decreased electrical usage by Tenant. Any decrease in Fixed Rent and the Electrical Inclusion Factor, subject to the terms and provisions of SECTION 10.1(d), shall be effective as of the date of the decrease in Tenant's electrical usage, as determined by the survey, and any overpayment made by Tenant shall be credited by Landlord against subsequent installments of Rent due hereunder or if such credit remains outstanding as of the Expiration Date or any earlier termination of this Lease, Landlord shall pay the amount thereof to Tenant within 30 days thereafter. The computation of the Electrical Inclusion Factor under this
ARTICLE 10 is intended to constitute a formula for an agreed rental adjustment and may or may not constitute an actual reimbursement to Landlord for the electrical service supplied to Tenant pursuant to this Lease. If any tax is imposed on Landlord's receipts or income from the redistribution, furnishing, or sale of electricity to Tenant as provided for above (other than a general tax on corporate income not specific to the provision of electricity), whether based on the Electrical Inclusion Factor or any increase therein provided for above, or otherwise, Tenant shall reimburse Landlord for such tax, if and to the extent permitted by law. Notwithstanding any provision of this Lease to the contrary,

Tenant shall pay to Landlord the Electrical Inclusion Factor (which is included in Fixed Rent) from and after each Commencement Date in respect of each portion of the Premises even if Fixed Rent in respect of such portion of the Premises (other than the Electrical Inclusion Factor) is not otherwise payable hereunder until the Rent Commencement Date in respect of such portion of the Premises, which payment shall be made at the same time and in the same manner as Fixed Rent (whether or not then payable). All electricity used during the performance of cleaning services, or the making of any Alterations or Restorative Work in the Premises, or the operation of any supplemental or special air-conditioning systems serving the Premises, shall be paid for by Tenant.

          (b)  DISPUTES BY EITHER  LANDLORD OR TENANT.  Wherever in this SECTION
     10.1 Landlord or Tenant is given the right to cause Landlord's Consultant or Tenant's Consultant, as the case may be, to make a determination of the full value of the annual electric services supplied to Tenant, either Tenant or Landlord, as the case may be, shall have the right (i) to dispute such determination by notice delivered to the other party within 20 days after notice of the determination in question is given to the party having the right to dispute (time being of the essence as to such date), and (ii) to designate Tenant's Consultant or Landlord's Consultant, as the case may be, to make, at Tenant's sole cost and expense or Landlord's sole cost and expense, as the case may be, a determination of Tenant's electrical usage at the Premises, as set forth in SECTION 10.1(a). If (a) Tenant's Consultant determines that Tenant's electrical usage at the Premises is less than that determined by Landlord's Consultant (or if Tenant's Consultant otherwise disputes the conclusions or methods of Landlord's Consultant) or (b) Landlord's Consultant determines that Tenant's electrical usage at the Premises is higher than that determined by Tenant's Consultant (or if Landlord's Consultant otherwise disputes the conclusions or methods of Tenant's Consultant), and, in either such events, such consultants are unable to reach agreement within 10 days following notice to Landlord of the determination by Tenant's Consultant or within 10 days following notice to Tenant of the determination by Landlord's Consultant, as the case may be, then Landlord's Consultant and Tenant's Consultant shall jointly appoint a third electrical engineer or consulting firm to conduct a survey to determine Tenant's electrical usage and if the parties shall fail to agree upon the designation of a third electrical engineer or consulting firm, then either party may apply to the American Arbitration Association for the designation of such electrical engineer or consulting firm. The determination by such third electrical engineer or consulting firm shall be final and the costs of such determination shall be borne by the unsuccessful party (and if both parties are partially successful, the third electrical engineer shall apportion the costs between the parties based on the degree of success of each party). Pending such final determination, Tenant shall pay to Landlord the Electrical Inclusion Factor in effect prior to the dispute in question. Following a final determination pursuant to the terms hereof, Tenant shall pay to Landlord the amount of any underpayment by Tenant, or Landlord shall credit to Tenant the amount of any overpayment by Tenant or if such credit remains outstanding as of the Expiration Date or any earlier termination of this Lease, Landlord shall pay the amount thereof to Tenant within 30 days thereafter. If Tenant or Landlord, as the case may be, shall fail to dispute the initial determination of Landlord's Consultant or Tenant's Consultant, as the case may be, within the above-described 20-day period, then the determination in question shall be deemed to be final and binding on Landlord and Tenant.

          (c) ELECTRICITY RATES. If Landlord's total cost for electricity incurred by Landlord to service the Building (including energy charges, demand charges, surcharges, time-of-day charges, fuel adjustment charges, rate adjustment charges, taxes, rebates and any other factors used by the utility company or other provider in computing its charges to Landlord or any other charges or taxes related to the aforesaid) increases or decreases after the Commencement Date for any reason whatsoever, then the Electrical Inclusion Factor shall be increased or decreased, subject to the terms and provisions of SECTION 10.1(d), as the case may be, in the same percentage for the remainder of the Term . Landlord's Consultant shall determine the percentage for the changes in the Electrical Inclusion Factor resulting from any change in Landlord's cost of electricity. Landlord shall notify Tenant of any such changes and any such increase or decrease in Fixed Rent and the Electrical Inclusion Factor shall be effective as of the date of such increase or decrease in Landlord's cost of electricity, and Tenant's liability therefor shall be retroactive to such date.

          (d) ELECTRICAL INCLUSION FACTOR. Notwithstanding anything set forth in this SECTION 10.1 to the contrary, the Electrical Inclusion Factor shall in no event be decreased below the amount set forth in ARTICLE 1 of this Lease.


          (e) SUBMETERING OPTION. Landlord shall have the option at any time after the Commencement Date of installing submeters in the Premises (each party to pay 50% of such cost of installation), to measure Tenant's electrical consumption. If Landlord exercises such option, Fixed Rent shall be reduced by an amount equal to the Electrical Inclusion Factor in effect as of commencement of the operation of such submeters, and Tenant shall pay to Landlord, from time to time, but no more frequently than monthly, for its consumption of electricity at the Premises, a sum equal to 109% of the product obtained by multiplying (i) the Cost Per Kilowatt Hour, and (ii) the actual number of kilowatt hours of electric current consumed by Tenant in such billing period. If any tax is imposed upon Landlord's receipts from the sale or resale of electricity to Tenant, Tenant shall pay such tax if and to the extent permitted by law as if Tenant were the ultimate consumer of such electricity. Where more than one meter measures the electricity to Tenant, the electricity measured by each meter shall be computed and billed separately in accordance with the provisions set forth above. Bills for such amounts shall be rendered to Tenant at such times as Landlord may elect.

          (f) Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the Building. Tenant shall not use any electrical equipment which, in Landlord's reasonable judgment, would exceed the capacity of the electrical equipment serving the Premises. If Landlord determines that Tenant's electrical requirements necessitate installation of any additional risers, feeders or other electrical distribution equipment (collectively, "ELECTRICAL EQUIPMENT"), or if Tenant provides Landlord with evidence reasonably satisfactory to Landlord of Tenant's need for excess electricity and requests that additional Electrical Equipment be installed, Landlord shall, at Tenant's expense, install such additional Electrical Equipment, provided that Landlord, in its reasonable judgment, determines that (i) such installation is practicable and necessary, (ii) such additional Electrical Equipment is permissible under applicable Requirements, and (iii) the installation of such Electrical Equipment will not cause permanent damage to the Building or the Premises, cause or create a hazardous condition, entail excessive or unreasonable alterations, interfere with or limit electrical usage by other tenants or occupants of the Building or exceed the limits of the switchgear or other facilities serving the Building, or require power in excess of that available from the utility serving the Building.

     SECTION 10.2 ELEVATORS. Landlord shall provide sufficient passenger elevator service to the Premises 24 hours per day, 7 days per week in order to minimize delay and to provide a level of service comparable to Comparable Buildings; provided, however, Landlord may limit passenger elevator service during times other than Ordinary Business Hours. Landlord shall provide at least one freight elevator serving the Premises available upon Tenant's prior request, on a non-exclusive "first come, first serve" basis with other Building tenants, on all weekdays (other than Observed Holidays) from 8:00 a.m. to 12:00 noon, and from 1:00 p.m. to 5:30 p.m., which hours of operation are subject to change.

     SECTION 10.3 HEATING, VENTILATION AND AIR CONDITIONING. Landlord shall furnish to the Premises heating, ventilation and air-conditioning ("HVAC") in accordance with the Design Standards set forth in EXHIBIT E during Ordinary Business Hours. Landlord shall have access to all air-cooling, fan, ventilating and machine rooms and electrical closets and all other mechanical installations of Landlord (collectively, "MECHANICAL INSTALLATIONS"), and Tenant shall not construct partitions or other obstructions which may interfere with Landlord's access thereto or the moving of Landlord's equipment to and from the Mechanical Installations. No Tenant Party shall at any time enter the Mechanical Installations or tamper with, adjust, or otherwise affect such Mechanical Installations. Landlord shall not be responsible if the HVAC System fails to provide cooled or heated air, as the case may be, to the Premises in accordance with the Design Standards by reason of (i) any equipment installed by, for or on behalf of Tenant, which has an electrical load in excess of the average electrical load and human occupancy factors for the HVAC System as designed, or
(ii) any rearrangement of partitioning or other Alterations made or performed by, for or on behalf of Tenant. Tenant shall install, if missing, blinds or shades on all windows, which blinds and shades shall be subject to Landlord's reasonable approval, and shall keep all of the operable windows in the Premises closed, and lower the blinds when required by any Requirement. Tenant hereby acknowledges that Landlord shall not be responsible if the Building HVAC system does not operate properly in the event Tenant fails to lower the blinds when necessary because of the sun's position, whenever the HVAC system is in operation or as and when required by any Requirement. Tenant shall cooperate with Landlord and shall abide by the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System.

     SECTION 10.4 OVERTIME FREIGHT ELEVATORS AND HVAC. The Fixed Rent does not include any charge to Tenant for the furnishing of any freight elevator service or HVAC to the Premises during any periods other than the hours set forth in SECTIONS 10.2 AND 10.3 ("OVERTIME PERIODS"). If Tenant desires any such services during Overtime Periods, Tenant shall deliver notice to the Building office requesting such services at least 24 hours prior to the time Tenant requests such services to be provided; provided, however, that Landlord shall use reasonable efforts to arrange such service on such shorter notice as Tenant shall provide. On a single weekend during which Tenant initially moves into the Premises for the conduct of its business, upon 5 days' prior notice from Tenant to Landlord, Landlord shall make available to Tenant freight elevator service in accordance with Landlord's then current rules and regulations applicable thereto from 8:00 p.m. on the "move-in" Friday until 7:00 p.m. on Sunday at no cost to Tenant. If Landlord furnishes freight elevator or HVAC service during Overtime Periods, Tenant shall pay to Landlord within 10 days after demand the cost thereof at the then established rates for such services in the Building. As of the date hereof, Landlord's established rate for overtime HVAC for the Premises is $150 per hour per floor for air-conditioning, $150 per hour per floor for heat for the Premises and $90 per hour per floor for overtime freight elevator service. Such charges shall be subject to increase by Landlord on each anniversary of the first Commencement Date to equal Landlord's then current charges, provided that any increased charge shall not exceed (a) the initial charge plus (b) the initial charge multiplied by the percentage increase, if any, in the Consumer Price Index in effect on such anniversary of the first Commencement Date from that in effect on the first Commencement Date.

     SECTION 10.5 CLEANING. Landlord shall cause the Premises (excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages, as an exhibition area or classroom, for storage, as a shipping room, mail room or similar purposes, for private bathrooms, showers or exercise facilities, as a trading floor, or primarily for operation of computer, data processing, reproduction, duplicating or similar equipment nor shall Landlord perform turret cleaning or microvac under raised flooring) to be cleaned, substantially in accordance with the standards set forth in EXHIBIT F. Any areas of the Premises which Landlord is not required to clean hereunder or which require additional cleaning shall be cleaned, at Tenant's expense, by Landlord's cleaning contractor, at rates which shall be competitive with rates of other cleaning contractors providing comparable services to Comparable Buildings. Landlord's cleaning contractor and its employees shall have access to the Premises at all times except between 8:00 a.m. and 5:30 p.m. on weekdays which are not Observed Holidays. In the event that Tenant elects not to have any portions of the Premises designated by it as "secure areas" cleaned by Landlord's cleaning contractor and, as a result thereof, Landlord receives a credit under its cleaning contract for the uncleaned space, then Landlord shall apply the amount of such credit against Tenant's Operating Payment for the applicable Comparison Year.

     SECTION 10.6 WATER. Landlord shall provide to each floor on which the Premises are located cold water for drinking, pantry, cleaning and lavatory purposes. If Tenant requires water for any additional purposes, Tenant shall pay for the cost of bringing water to the Premises and Landlord may install a meter to measure the water. Tenant shall pay the cost of such installation, and for all maintenance, repairs and replacements thereto, and for the reasonable charges of Landlord for the water consumed.

     SECTION 10.7 REFUSE REMOVAL. Landlord shall provide refuse removal services at the Building for ordinary office refuse and rubbish. Tenant shall pay to Landlord Landlord's reasonable charge for such removal to the extent that the refuse generated by Tenant exceeds the refuse customarily generated by general office tenants. Tenant shall not dispose of any refuse in the Common Areas, and if Tenant does so, Tenant shall be liable for Landlord's reasonable charge for such removal.

     SECTION 10.8 DIRECTORY. The lobby shall contain a computerized directory for the Center wherein the Building's tenants shall be listed with a capacity for up to 25 listings per floor for Tenant and others permitted to occupy the Premises hereunder. Tenant shall be entitled to a proportionate share of such listings based on the rentable square footage of the Premises. From time to time, but not more frequently than monthly, Landlord shall reprogram the computerized directory for the Center to reflect such changes in the listings therein as Tenant shall request. In addition, the lobby may contain a directory of tenants and Tenant shall be entitled to have its name listed thereon.

     SECTION 10.9 CONDENSER WATER. Landlord shall provide condenser water in connection with Tenant's independent supplemental air-conditioning units, which shall not exceed the greater of (i) the number of tons furnished by Landlord to each floor of the Premises for the immediately prior occupants of the Premises and (ii) the number of tons requested by Tenant from Landlord after the preparation of Tenant's Plans for the Premises (which shall be submitted within 90 days following the date hereof) and which Landlord is able to provide in Landlord's sole but good faith judgment and which shall be installed in accordance with the provisions of ARTICLE 5. Tenant shall pay Landlord an annual charge for such condenser water at Landlord's then established rate for condenser water (which shall initially be $500 per ton per annum), which charge shall be payable annually in advance in a lump sum initially for the remainder of the first calendar year of this Lease at the same time that Tenant makes its first payment of Fixed Rent hereunder and thereafter for each calendar year at the same time that Tenant makes its first payment of Fixed Rent in such calendar year, and shall be payable whether or not Tenant utilizes such amount of condenser water. Such charge shall be subject to increase by Landlord on each anniversary of the first Commencement Date to equal Landlord's then current charge, provided that any such increased charge shall not exceed (a) the initial charge plus (b) the initial charge multiplied by the percentage increase, if any, in the Consumer Price Index in effect on such anniversary of the first Commencement Date from that in effect on the first Commencement Date. If Tenant fails to utilize any quantity of condenser water for one year or more, Landlord shall have the right upon notice to Tenant to irrevocably reduce the number of tons of condenser water to which Tenant is entitled by the number of such unutilized tons (unless Tenant notifies Landlord within 10 days after delivery of such notice to Tenant that it anticipates utilizing a portion or all of such unutilized tons of condenser water, in which case Landlord shall only have the right to reduce the number of tons of condenser water to which Tenant is then entitled by such number as Tenant does not anticipate utilizing, provided, however, that Landlord shall have the right upon further notice to Tenant to reduce the number of tons of condenser water to which Tenant is then entitled by any number of tons of condenser water that Tenant has reserved in its notice to Landlord if Tenant fails to utilize any such reserved tons delivery of the first notice to Tenant), in which case Landlord shall only charge Tenant for such lower number of tons of condenser water. In addition to the foregoing charges there shall be a one-time fee of $1,500 per ton of unit capacity, payable within 15 days after rendition of a bill therefor.

     SECTION 10.10 TELECOMMUNICATIONS. If Tenant requests that Landlord grant access to the Building to a telecommunications service provider designated by Tenant for purposes of providing telecommunications services to Tenant, Landlord shall use its good faith efforts to respond to such request within 30 days. Tenant acknowledges that nothing set forth in this SECTION 10.10 shall impose any affirmative obligation on Landlord to grant such request and that Landlord, in its sole discretion, shall have the right to determine which telecommunications service providers shall have access to Building facilities. Landlord approves of AT & T, Verizon, Rockefeller Center Communications Company, Equant, Madge Communications and Compuserve as telecommunication service providers to Tenant.

     SECTION 10.11 SERVICE INTERRUPTIONS. Landlord reserves the right to suspend any service when necessary, by reason of Unavoidable Delays, accidents or emergencies, or for Restorative Work which, in Landlord's reasonable judgment, are necessary or appropriate until such Unavoidable Delay, accident or emergency shall cease or such Restorative Work is completed and, subject to SECTION 10.12 below, Landlord shall not be liable for any interruption, curtailment or failure to supply services. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises as a result of any such interruption, curtailment or failure of or defect in such service, or change in the supply, character and/or quantity of electrical service, and to

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restore any such services,  remedy such situation and minimize any  interference with Tenant's business. The exercise of any such right or the occurrence of any such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, entitle Tenant to any compensation, abatement or diminution of Rent, relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or any Indemnified Party by reason of inconvenience to Tenant, or interruption of Tenant's business, or otherwise. Landlord shall not be liable in any way to Tenant for any failure, defect or interruption of, or change in the supply, character and/or quantity of electric service furnished to the Premises for any reason except if attributable to the gross negligence or willful misconduct of Landlord.

     SECTION 10.12 RENT ABATEMENT. Notwithstanding anything to the contrary contained in this Lease, if for any reason (other than as a result of a casualty or condemnation or Unavoidable Delay) Tenant is unable to use 5,000 or more contiguous rentable square feet of any floor comprising a portion of the Premises, for the ordinary conduct of Tenant's business as a result of Landlord's breach of an obligation under this Lease to perform repairs or replacements or Landlord's failure to provided an Essential Service (as hereinafter defined), and such condition continues for a period in excess of five (5) consecutive Business Days or more than eight (8) non-consecutive Business Days in any thirty (30) day period and Tenant furnishes a notice to Landlord (the "ABATEMENT NOTICE") stating that (i) Tenant's inability to use the Premises (or applicable portion thereof ) is solely due to such condition, (ii) Tenant does not actually use or occupy the Premises (or applicable portion thereof) during such period, and (iii) such condition has not resulted from the negligence or willful misconduct of Tenant or a Tenant Party or as a result of any Unavoidable Delay, then, as Tenant's sole remedy for the loss of use of such space and all other claims arising therefrom, subject to Landlord's obligations as set forth in SECTION 6.1 and SECTION 11.3, Fixed Rent and Additional Rent (other than Additional Rent with respect to utilities or services furnished to Tenant at Tenant's request during the period of untenantability) with respect to the unusable and unused portion of the Premises (the "UNTENANTABLE PREMISES") shall be abated on a per diem basis for the period commencing on the sixth (6th) or ninth (9th) Business Day, as the case may be, that the Premises (or applicable portion thereof) is untenantable and ending on the earlier of (x) the date Tenant reoccupies such portion of the Premises for the conduct of its business and (y) the date on which such condition is substantially remedied. If Tenant is unable to use 5,000 or more contiguous rentable square feet of space as a result of any Unavoidable Delay, and such inability continues for the applicable five (5) consecutive Business Days or eight (8) non-consecutive Business Days, then Tenant shall be entitled to the rent abatement provided in this SECTION 10.12 to the extent that Landlord receives proceeds of rent insurance therefor. As used herein, the term "ESSENTIAL SERVICE" shall mean a service which Landlord is obligated under this Lease to provide to Tenant which if not provided shall (a) deny access to the Premises (or applicable portion thereof) (b) threaten the health or safety of any occupant or safety of any occupant of the Premises or (c) materially adversely affect the usage of Premises (or applicable portion thereof) for the ordinary conduct of Tenant's business.



                                   ARTICLE 11
                       INSURANCE; PROPERTY LOSS OR DAMAGE

     SECTION 11.1 TENANT'S INSURANCE. (a) Tenant, at its expense, shall obtain and keep in full force and effect during the Term:

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               (i) a policy of  commercial  general  liability  insurance  on an occurrence basis against claims for personal injury, bodily injury, death and/or property damage occurring in or about the Building or the Center, under which Tenant is named as the insured and Landlord, Landlord's Agent and any Lessors and any Mortgages whose names have been furnished to Tenant are named as additional insureds (the "INSURED PARTIES"). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of the Insured Parties, and Tenant shall obtain blanket broad-form contractual liability coverage to insure its indemnity obligations set forth in ARTICLE 25. The minimum limits of liability applying exclusively to the Premises shall be a combined single limit with respect to each occurrence in an amount of not less than $15,000,000; provided, however, that Landlord shall retain the right (but not more frequently than once in any three (3) year period) to require Tenant to increase such coverage from time to time to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by landlords for similar office space in Comparable Buildings. Tenant may provide such insurance coverage as part of a blanket or umbrella policy, which includes other premises of Tenant, provided the aggregate limits of insurance coverage required to be in effect for the Premises pursuant to the terms hereof shall not be reduced as a result of claims made against other premises or property of Tenant covered under such policies, and such blanket or umbrella polices shall comply with the terms hereof. The deductible or self insured retention for such policy shall not exceed $10,000;

               (ii) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of "all risk" property insurance policies with extended coverage, insuring Tenant's Property and all Alterations and improvements to the Premises (including the Initial Installations) to the extent such Alterations and improvements exceed the cost of the improvements typically performed in connection with the initial occupancy of tenants in the Building ("BUILDING STANDARD INSTALLATIONS"), for the full insurable value thereof or replacement cost thereof, having a commercially reasonable deductible amount.

               (iii) during the performance of any Alteration, until completion thereof, Builder's Risk insurance on an "all risk" basis and on a completed value form including a Permission to Complete and Occupy endorsement, for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated in the Building and all materials and equipment in or about the Premises;

               (iv) Workers' Compensation Insurance, as required by law;

               (v) Business Interruption Insurance; and

               (vi) such other insurance in such amounts as the Insured Parties may reasonably require from time to time.

          (b) All insurance required to be carried by Tenant (i) shall contain a provision that (x) no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and (y) shall be noncancellable and/or no material change in coverage shall be made thereto unless the Insured Parties receive 30 days' (or 10 days in the case of non-payment) prior notice of the same, by certified mail, return receipt requested, and (ii) shall be effected under valid and enforceable policies issued by reputable insurers permitted to do business in the State of New York and rated in Best's Insurance Guide, or any successor thereto as having a "Best's Rating" of "A-" or better and a

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     "Financial  Size Category" of at least "VIII" or better or, if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time consider appropriate.

          (c) On or prior to the Commencement Date, Tenant shall deliver to Landlord appropriate policies of insurance, including evidence of waivers of subrogation required to be carried pursuant to this ARTICLE 11 (the "POLICIES"). Evidence of each renewal or replacement of the Policies shall be delivered by Tenant to Landlord at least 10 days prior to the expiration of the Policies. In lieu of the Policies, Tenant may deliver to Landlord a certification from Tenant's insurance company (on the form currently designated "Acord 27", or the equivalent) which shall be binding on Tenant's insurance company, and which shall expressly provide that such certification (i) conveys to the Insured Parties all the rights and privileges afforded under the Policies as primary insurance, and (ii) contains an unconditional obligation of the insurance company to advise all Insured Parties in writing by certified mail, return receipt requested, at least 30 days in advance of any termination of or change to the Policies that would affect the interest of any of the Insured Parties.

     SECTION 11.2 WAIVER OF SUBROGATION. Landlord and Tenant shall each procure an appropriate clause in or endorsement to any property insurance covering the Real Property and personal property, fixtures and equipment located therein, wherein the insurer waives subrogation or consents to a waiver of right of recovery, and Landlord and Tenant agree not to make any claim against, or seek to recover from, the other for any loss or damage to its property or the property of others resulting from fire or other hazards to the extent covered by such property insurance; provided, however, that the release, discharge, exoneration and covenant not to sue contained herein shall be limited by and be coextensive with the terms and provisions of the waiver of subrogation or waiver of right of recovery provided, further that in the event Landlord self-insures pursuant to SECTION 11.8 below, then Landlord's release set forth in this sentence shall be absolute rather than co-extensive with any insurance carried by it. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for, (i) damage to any Above Building Standard Installations,
(ii) Tenant's Property, and (iii) any loss suffered by Tenant due to interruption of Tenant's business.

     SECTION 11.3 RESTORATION. (a) If the Premises are damaged by fire or other casualty, or if the Building is damaged such that Tenant is deprived of reasonable access to the Premises, the damage shall be repaired by Landlord, to substantially the condition of the Premises prior to the damage, subject to the provisions of any Mortgage or Superior Lease, but Landlord shall have no obligation to repair or restore (i) Tenant's Property, or (ii) except as provided in SECTION 11.3(b), any Alterations or improvements to the Premises to the extent such Alterations or improvements exceed Building Standard Installations ("ABOVE BUILDING STANDARD INSTALLATIONS"). So long as Tenant is not in default beyond applicable grace or notice provisions in the payment or performance of its obligations under this SECTION 11.3, and provided Tenant timely delivers to Landlord either Tenant's Restoration Payment (as hereinafter defined) or the Restoration Security (as hereinafter defined) or Tenant expressly waives any obligation of Landlord to repair or restore any of Tenant's Above Building Standard Installations, then until the restoration of the Premises is Substantially Completed or would have been Substantially Completed but for Tenant Delay, Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall be reduced in the proportion by which the area of the part of the Premises which is not usable (or accessible) and is not used by Tenant for the conduct of business bears to the total area of the Premises. Landlord shall provide Tenant access to the Premises to complete restoration of Tenant's Property and Above Building Standard Installations prior to completion of substantial restoration by Landlord provided that (i) the performance of Tenant's restoration work is coordinated with Landlord's restorative work in

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accordance with good construction  practice and (ii) the performance of Tenant's restoration work does not delay the completion of Landlord's restoration work. This ARTICLE 11 constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and
Section 227 of the Real Property Law of the State of New York, which provides for such contingency in the absence of an express agreement, and any other law of like nature and purpose now or hereafter in force, shall have no application in any such case.

          (b) As a condition precedent to Landlord's obligation to repair or restore any of Tenant's Above Building Standard Installations, Tenant shall
     (i) pay to Landlord upon demand a sum ("TENANT'S RESTORATION PAYMENT") equal to the amount, if any, by which (A) the cost, as estimated by a reputable independent contractor designated by Landlord, of repairing and restoring all Alterations and Initial Installations in the Premises to their condition prior to the damage, exceeds (B) the cost of restoring the Premises with Building Standard Installations, or (ii) furnish to Landlord security (the "RESTORATION SECURITY") in form and amount reasonably acceptable to Landlord to secure Tenant's obligation to pay all costs in excess of restoring the Premises with Building Standard Installations. If Tenant shall fail to deliver to Landlord either (1) Tenant's Restoration Payment or the Restoration Security, as applicable, or (2) a waiver by Tenant, in form satisfactory to Landlord, of all of Landlord's obligations to repair or restore any of the Above Building Standard Installations, in either case within 15 days after Landlord's demand therefor, Landlord shall have no obligation to restore any Above Building Standard Installations and Tenant's abatement of Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall cease when the restoration of the Premises (other than any Above Building Standard Installations) is Substantially Complete.

     SECTION 11.4 LANDLORD'S TERMINATION RIGHT. Notwithstanding anything to the contrary contained in SECTION 11.3, if the Premises are totally damaged or are rendered wholly untenantable, or if the Building shall be so damaged that, in Landlord's reasonable opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Premises are so damaged or rendered untenantable), then in either of such events, Landlord may, not later than 60 days following the date of the damage, terminate this Lease by notice to Tenant, provided that Landlord may not terminate this Lease unless Landlord similarly terminates the leases of other tenants in the Building aggregating at least 80% of the portion of the Building occupied for office purposes immediately prior to such damage. If this Lease is so terminated, (a) the Term shall expire upon the 60th day after such notice is given, (b) Tenant shall vacate the Premises and surrender the same to Landlord,
(c) Tenant's  liability  for Rent shall cease as of the date of the damage,  and
(d) any prepaid Rent for any period after the date of the damage shall be refunded by Landlord to Tenant.

     SECTION 11.5 TENANT'S TERMINATION RIGHT. If all or a material portion of the Premises are totally damaged such that Tenant is unable to conduct business in the undamaged portion of the Premises or are rendered wholly untenantable, or if the Building shall be so damaged that Tenant is deprived of reasonable access to the Premises, and if Landlord elects to restore the Premises, and if Landlord does not, or does not have the right to, terminate this Lease pursuant to
SECTION 11.4 Landlord shall, within 60 days following the date of the damage, cause an independent reputable contractor or architect selected by Landlord to give notice (the "RESTORATION NOTICE") to Tenant of the date by which such contractor or architect estimates the restoration of the Premises (excluding any Above Building Standard Installations) shall be Substantially Completed. If such date, as set forth in the Restoration Notice, is more than 12 months from the date of such damage, then Tenant shall have the right to terminate this Lease by giving notice (the "TERMINATION NOTICE") to Landlord not later than 30 days

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following  delivery of the  Restoration  Notice to Tenant.  If Tenant delivers a
Termination Notice, this Lease shall be deemed to have terminated as of the date of the giving of the Termination Notice, in the manner set forth in the second sentence of SECTION 11.4. In addition to the foregoing right of termination, if Landlord's restoration work is not substantially completed on or before the later to occur of 12 months after the date of the damage or 90 days after the date upon which Landlord's contractor estimated Landlord's restoration work would be substantially completed, in each case, subject to extension (not to exceed 180 days in the aggregate, inclusive of the aforementioned 90-day period) due to Unavoidable Delays, Tenant may elect, as its sole remedy, to terminate this Lease upon 60 days notice to Landlord, given not earlier than the last day of the period specified above, and if Tenant shall give such notice, this Lease shall terminate on the 60th day following the giving of such notice unless Landlord shall have substantially completed Landlord's restoration work within 30 days after the delivery of Tenant's notice. If this Lease is so terminated, any pre-paid Rent for any period after the date of termination shall be refunded by Landlord to Tenant within 30 days after Tenant vacates the Premises. If Landlord shall have substantially completed Landlord's restoration work within 30 days after the delivery of the aforesaid Tenant notice, Tenant's notice of termination shall be null and void and this Lease shall remain in full force and effect.

     SECTION 11.6 FINAL 12 MONTHS. Notwithstanding anything to the contrary in this Article 11, if any damage during the final 12 months of the Term renders the Premises wholly untenantable, either Landlord or Tenant may terminate this Lease by notice to the other party within 30 days after the occurrence of such damage and this Lease shall expire on the 30th day after the date of such notice. For purposes of this SECTION 11.6, the Premises shall be deemed wholly untenantable if Tenant shall be precluded from using more than 50% of the Premises for the conduct of its business and Tenant's inability to so use the Premises is reasonably expected to continue for more than 90 days.

     SECTION 11.7 LANDLORD'S LIABILITY. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to such property, or for the loss of or damage to any property of Tenant by theft or otherwise. None of the Insured Parties shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire or other casualty, any damage caused by other tenants or persons in the Building or by construction of any private, public or quasi-public work, or any latent defect in the Premises or in the Building (except that Landlord shall be required to repair the same to the extent provided in ARTICLE 6). No penalty shall accrue for delays which may arise by reason of adjustment of fire insurance on the part of Landlord or Tenant, or for any Unavoidable Delays arising from any repair or restoration of any portion of the Building, provided that Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of any such repair or restoration. Subject to the waiver of liability set forth in SECTION 11.2 above, nothing contained in this SECTION
11.7 shall be deemed to relieve Landlord from any responsibility for its negligence or willful misconduct.

     SECTION 11.8 LANDLORD'S INSURANCE. Landlord shall keep the Building insured against damage and destruction by fire, vandalism, and other customary perils in the amount of the full replacement value of the Building (as determined for insurance purposes) as the value may exist from time to time, exclusive of foundations and footings, or such lesser amount as will avoid co-insurance. Notwithstanding the foregoing, if at any time Landlord is an Institutional Owner, Landlord may self-insure all or any portion of such insurance up to but not exceeding one-half of its net worth from time to time. As used herein the term "INSTITUTIONAL OWNER" shall mean a bank or trust company, a savings bank, a

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savings and loan association,  an insurance company, a college or university,  a governmental pension or retirement fund or a pension trust of a publicly-held corporation.



                                   ARTICLE 12
                                 EMINENT DOMAIN

     SECTION 12.1 TAKING.

          (a) TOTAL TAKING. If all or substantially all of the Real Property, the Building or the Premises shall be acquired or condemned for any public or quasi-public purpose (a "TAKING"), this Lease shall terminate and the Term shall end as of the date of the vesting of title and Rent shall be prorated and adjusted as of such date.

          (b) PARTIAL TAKING. Upon a Taking of only a part of the Real Property, the Building or the Premises then, except as hereinafter provided in this
     Article 12, this Lease shall continue in full force and effect, provided that from and after the date of the vesting of title, Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall be modified to reflect the reduction of the Premises and/or the Building as a result of such Taking.

          (c) LANDLORD'S TERMINATION RIGHT. Whether or not the Premises are affected, Landlord may, by notice to Tenant, within 60 days following the date upon which Landlord receives notice of the Taking of all or a portion of the Real Property, the Building or the Premises, terminate this Lease, provided that Landlord elects to terminate leases (including this Lease) affecting at least 75% of the rentable area of the Building.

          (d) TENANT'S TERMINATION RIGHT. If the part of the Real Property so Taken contains more than 20% of the total area of the Premises occupied by Tenant immediately prior to such Taking, or if, by reason of such Taking, Tenant no longer has reasonable means of access to the Premises, Tenant may terminate this Lease by notice to Landlord given within 30 days following the date upon which Tenant is given notice of such Taking. If Tenant so notifies Landlord, this Lease shall end and expire upon the 30th day following the giving of such notice. If a part of the Premises shall be so Taken and this Lease is not terminated in accordance with this SECTION 12.1 Landlord, without being required to spend more than it collects as an award, shall, subject to the provisions of any Mortgage or Superior Lease, restore that part of the Premises not so Taken to a self-contained rental unit substantially equivalent (with respect to character, quality, appearance and services) to that which existed immediately prior to such Taking, excluding Tenant's Property and Above Building Standard Installations.

          (e) APPORTIONMENT OF RENT. Upon any termination of this Lease pursuant to the provisions of this ARTICLE 12, Rent shall be apportioned as of, and shall be paid or refunded up to and including, the date of such termination.

     SECTION 12.2 AWARDS. Upon any Taking, Landlord shall receive the entire award for any such Taking, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term or Tenant's Alterations; and Tenant hereby assigns to Landlord all of its right in and to such award. Nothing contained in this ARTICLE 12 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property or Above Building Standard Installations included in such Taking and for any moving expenses, provided any such award is in addition to, and does not result in a reduction of, the award made to Landlord.

     SECTION 12.3 TEMPORARY TAKING. If all or any part of the Premises is Taken temporarily during the Term for any public or quasi-public use or purpose, Tenant shall give prompt notice to Landlord and the Term shall not be reduced or affected in any way and Tenant shall continue to pay all Rent payable by Tenant without reduction or abatement and to perform all of its other obligations under this Lease, except to the extent prevented from doing so by the condemning authority, and Tenant shall be entitled to receive any award or payment from the condemning authority for such use, which shall be received, held and applied by Tenant as a trust fund for payment of the Rent falling due.



                                   ARTICLE 13
                            ASSIGNMENT AND SUBLETTING

      SECTION 13.1      CONSENT REQUIREMENTS.

          (a) NO TRANSFERS. Except as expressly set forth herein, Tenant shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, whether by operation of law or otherwise, and shall not sublet, or permit, or suffer the Premises or any part thereof to be used or occupied by others, other than Related Entities (as defined below) (whether for desk space, mailing privileges or otherwise), without Landlord's prior consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this ARTICLE 13 shall be void and shall constitute an Event of Default if the same is not voided or reversed within 5 days after notice thereof is given to Tenant.

          (b) COLLECTION OF RENT. If, without Landlord's consent, this Lease is assigned, or any part of the Premises is sublet or occupied by anyone other than Tenant or this Lease is encumbered (by operation of law or otherwise), Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved. No such collection shall be deemed a waiver of the provisions of this ARTICLE 13, an acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant's covenants hereunder, and in all cases Tenant shall remain fully liable for its obligations under this Lease.

          (c)  FURTHER   ASSIGNMENT/SUBLETTING.   Landlord's   consent  to  any
     assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's consent pursuant to this ARTICLE 13 to any further assignment or subletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others without complying with the provisions of this ARTICLE 13, including, without limitation, SECTION 13.6 below.

     SECTION 13.2 TENANT'S NOTICE. If Tenant desires to assign this Lease or sublet all or substantially all of the Premises, Tenant shall give notice thereof to Landlord, which shall be accompanied by (a) with respect to an assignment of this Lease, the date Tenant desires the assignment to be effective, and (b) with respect to a sublet of all or substantially all of the

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Premises,  a  description  of the portion of the  Premises to be sublet and, the commencement date of such sublease. Such notice shall be deemed an irrevocable offer from Tenant to Landlord of the right, at Landlord's option to terminate this Lease with respect to the entire Premises. Such option may be exercised by notice from Landlord to Tenant within 30 days after delivery of Tenant's notice. If Landlord exercises its option to terminate this Lease, this Lease shall end and expire on the date that such assignment or sublease was to commence, provided that such date is in no event less than 90 days after the date of the above notice unless Landlord agrees to an earlier date, (b) Rent shall be apportioned, paid or refunded as of such date, (c) Tenant, upon Landlord's request,  shall enter into an amendment of this Lease  ratifying and  confirming
such  total  or  partial   termination,   and  setting  forth  any   appropriate
modifications to the terms and provisions hereof, and (d) Landlord shall be free to lease the Premises (or any part thereof).

      SECTION 13.3 CONDITIONS TO ASSIGNMENT/SUBLETTING. (a) If Landlord does not exercise Landlord's option provided under SECTION 13.2 or Tenant intends to sublease less than substantially all of the Premises, and provided no Event of Default then exists and subject to SECTION 13.7 below, Landlord's consent to the proposed assignment or subletting shall not be unreasonably withheld or delayed. Such consent shall be granted or denied within 20 days after delivery to Landlord of (i) a true and complete statement reasonably detailing the identity of the proposed assignee or subtenant ("TRANSFEREE"), the nature of its business and its proposed use of the Premises, (ii) current financial information with respect to the Transferee, including its most recent financial statements, and
(iii) any other information Landlord may reasonably request, provided that:

               (A) the Transferee is engaged in a business or activity, and the Premises will be used in a manner, which (1) is in keeping with the then standards of the Building, (2) is for the Permitted Uses, and (3) does not violate any restrictions set forth in this Lease, any Mortgage or Superior Lease or any negative covenant as to use of the Premises required by any other existing lease in the Building;

               (B) the Transferee is reputable with sufficient financial means to perform all of its obligations under this Lease or the sublease, as the case may be;

               (C) if Landlord has, or reasonably expects to have within 6 months thereafter, comparable space for a comparable term available in the Building, neither the Transferee, nor any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the Transferee, which does not operate independently of the Transferee is then an occupant of the Building;

               (D) if Landlord has, or reasonably expects to have within six months thereafter, comparable space for a comparable term available in the Building, the Transferee is not a person or entity (or affiliate of a person or entity which does not operate independently of such person or entity) with whom Landlord is then or has been within the prior 6 months negotiating in connection with the rental of space in the Building;

               (E) there shall be not more than 2 occupants in each floor of the Premises, including Tenant (for this purpose, Tenant, Related Entities and Licensees shall be deemed a single occupant);

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

               (F) Tenant shall, upon demand, reimburse Landlord for all reasonable out-of-pocket expenses incurred by Landlord in connection with such assignment or sublease, including any reasonable investigations as to the acceptability of the Transferee and all reasonable legal costs reasonably incurred in connection with the granting of any requested consent;

               (G) Tenant has not and shall not (1) advertise the availability of the Premises, or (2) list the Premises to be sublet or assigned with a broker, agent or other entity or otherwise offer the Premises for subletting at a rental rate of less than the fixed rent at which Landlord is then offering to lease other space in the Center without the prior written consent of Landlord as to the content of the advertisements, which consent shall not be unreasonably withheld provided no rental rate is set forth in the advertisements, or (3) circulate any brokers' flier without first furnishing Landlord with a copy of the flier (brokers' fliers may contain pricing information); and

               (H) the Transferee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity, regardless of whether the Transferee agrees to waive such diplomatic or sovereign immunity, and shall be subject to the service of process in, and the jurisdiction of the courts of, the City and State of New York.

          (b) With respect to each and every subletting and/or assignment approved by Landlord under the provisions of this Lease:

               (i) the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord;

               (ii) no sublease shall be for a term ending later than one day prior to the Expiration Date; and

               (iii) no Transferee shall take possession of any part of the Premises, until an executed counterpart of such sublease or assignment has been delivered to Landlord and approved by Landlord as provided in
          SECTION 13.4(a)

               (iv) each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate; and Tenant and each Transferee shall be deemed to have agreed that upon the occurrence and during the continuation of an Event of Default hereunder, Tenant has hereby assigned to Landlord, and Landlord may, at its option, accept such assignment of, all right, title and interest of Tenant as sublandlord under such sublease, together with all modifications, extensions and renewals thereof then in effect and such Transferee shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, except to the extent the condition continues after the date Landlord succeeds to the interest of Tenant under the sublease, (B) subject to any counterclaim, offset or defense not expressly provided in such sublease, which theretofore accrued to such Transferee against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord or by any prepayment of more than one month's rent (unless such payment is delivered to Landlord), (D) bound to return such Transferee's security deposit, if any, except to the extent Landlord shall receive actual possession of such deposit and such Transferee shall be entitled to the return of all or any portion of such deposit under the terms of its sublease, or
          (E) obligated to make any payment to or on behalf of such Transferee, or to perform any work in the subleased space or the Building, or in

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          any  way  to  prepare  the  subleased  space  for  occupancy,   beyond
          Landlord's  obligations  under  this  Lease.  The  provisions  of this
          SECTION 13.3(b)(iv) shall be self-operative, and no further instrument shall be required to give effect to this provision, provided that the Transferee shall execute and deliver to Landlord any instruments
          Landlord  may   reasonably   request  to  evidence  and  confirm  such
          subordination and attornment.

     SECTION 13.4 BINDING ON TENANT; INDEMNIFICATION OF LANDLORD. Notwithstanding any assignment or subletting or any acceptance of rent by Landlord from any Transferee, Tenant shall remain fully liable for the payment of all Rent due and for the performance of all the covenants, terms and conditions contained in this Lease on Tenant's part to be observed and performed, and any default under any term, covenant or condition of this Lease by any Transferee or anyone claiming under or through any Transferee shall be deemed to be a default under this Lease by Tenant. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all Losses resulting from any claims that may be made against Landlord by the Transferee or anyone claiming under or through any Transferee or by any brokers or other persons or entities claiming a commission or similar compensation in connection with the proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under this ARTICLE 13.

     SECTION 13.5 TENANT'S FAILURE TO COMPLETE. If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver to Landlord such assignment or sublease within 90 days after the giving of such consent or the amount of space subject to such sublease varies by more than 10% from that specified in the notice given by Tenant to Landlord pursuant to
SECTION 13.2 or the net effective rent payable under such sublease is less than 95% of Tenant's Asking Rent, then Tenant shall again comply with all of the provisions and conditions of SECTIONS 13.2 AND 13.3, before assigning this Lease or subletting all or part of the Premises.

     SECTION 13.6 PROFITS. If Tenant enters into any assignment or sublease permitted hereunder or consented to by Landlord (other than a transaction pursuant to SECTION 13.7 below), Tenant shall, within 60 days of Landlord's consent to such assignment or sublease, deliver to Landlord a list of (i) Tenant's reasonable third-party brokerage fees, legal fees and architectural fees paid or to be paid in connection with such transaction (ii) the value of any free rent granted to the assignee or subtenant, (iii) the cost of improvements or alterations made or paid for by Tenant for the purpose of preparing that part of the Premises for the initial occupancy of the assignee or subtenant, (iv) losses during the term of the sublease in question on any sublease of any other portion of the Premises subleased within eighteen (18) months of the sublease in question (except any loss cannot be offset against profits more than once) and (v) the amount of Rent (or an equitable portion thereof) paid by Tenant during the period, if any, that the Premises or applicable portion thereof are vacant and unused for any purpose provided Tenant gives notice of such vacating to Landlord and uses diligent good faith efforts to market and sublease the Premises or portion thereof in question, together with a list of all of Tenant's Property to be transferred to such assignee or sublessee, (collectively, "TRANSACTION COSTS"), together with a list of all of Tenant's Property to be transferred to such Transferee. The Transaction Costs shall be amortized, on a straight-line basis, over the term of any sublease. Tenant shall deliver to Landlord evidence of the payment of such Transaction Costs promptly after the same are paid. In consideration of such assignment or subletting, Tenant shall pay to Landlord:

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

          (a) In the case of an assignment, on the effective date of the assignment, 50% of all sums and other consideration paid to Tenant by the Transferee for or by reason of such assignment (including sums paid for the sale or rental of Tenant's Property, less the then fair market or rental value thereof, as reasonably determined by Landlord) after first deducting the Transaction Costs; or

          (b) In the case of a sublease, 50% of any consideration payable under the sublease to Tenant by the Transferee which exceeds on a per square foot basis the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the sublet space (together with any sums paid for the sale or rental of Tenant's Property, less the then fair market or rental value thereof) after first deducting the monthly amortized amount of Transaction Costs. The sums payable under this clause shall be paid by Tenant to Landlord monthly as and when paid by the subtenant to Tenant.

      SECTION 13.7      TRANSFERS.

          (a) RELATED ENTITIES. If Tenant is a legal entity, the transfer (by one or more transfers), directly or indirectly, by operation of law or otherwise, of a majority of the stock or other beneficial ownership interest in Tenant (collectively "OWNERSHIP INTERESTS") shall, except as hereinafter set forth, be deemed a voluntary assignment of this Lease; provided, however, that the provisions of this ARTICLE 13 shall not apply to the transfer of Ownership Interests in Tenant if and so long as Tenant is publicly traded on a nationally recognized stock exchange. For purposes of this ARTICLE, the term "transfers" shall be deemed to include (x) the issuance of new Ownership Interests which results in a majority of the Ownership Interests in Tenant being held by a person or entity which does not hold a majority of the Ownership Interests in Tenant on the Effective Date and (y) except as provided below, the sale or transfer of all or substantially all of the assets of Tenant in one or more transactions and the merger or consolidation of Tenant into or with another business entity. The provisions of SECTION 13.1 shall not apply to transactions with a business entity into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets or a majority of Tenant's capital stock is transferred so long as (i) such transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease, (ii) except in the case of a stock transfer the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to ten times the annual Fixed Rent and Additional Rent then payable pursuant to this Lease, and (iii) proof reasonably satisfactory to Landlord of such net worth is delivered to Landlord at least 10 days prior to the effective date of any such transaction. Tenant may also, upon prior notice to Landlord, permit any business entity which controls, is controlled by, or is under common control with the Tenant (a "RELATED ENTITY") to sublet all or part of the Premises for any Permitted Use, provided the Related Entity is in Landlord's reasonable judgment of a character and engaged in a business which is in keeping with the standards for the Building and such entity remains a Related Entity for a period of 2 years after the sublease. Such sublease shall not be deemed to vest in any such Related Entity any right or interest in this Lease nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than 50% of all of the Ownership Interests of such corporation or other business entity. Notwithstanding the foregoing, Tenant shall have no right to assign this Lease or sublease all or any portion of the Premises without Landlord's consent pursuant to this SECTION 13.7 if Tenant is not the initial Tenant herein named or a person or entity who acquired Tenant's interest in this Lease in a transaction approved by Landlord or otherwise permitted by this
     SECTION 13.7. In addition, Tenant may, without Landlord's consent, assign this Lease to a Related Entity provided that the assignee (1) remains a Related Entity for a period of two years after the assignment, (2)

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     maintains an office in New York City, (3) is and remains  actively  engaged in business in the United States, (4) is not subject to immunity from suit, and (5) is subject or submits to the jurisdiction of the New York courts and such assignment shall not release Tenant from liability hereunder, it being understood and agreed that the Tenant named herein shall remain jointly and severally liable with the assignee for the performance of all of the obligations of Tenant hereunder, including, without limitation, the obligation to pay on a timely basis Fixed Rent and Additional Rent.


          (b) APPLICABILITY. The limitations set forth in this Section 13.7 shall apply to Transferee(s) and guarantor(s) of this Lease, if any, and any transfer by any such entity in violation of this SECTION 13.7 shall be a transfer in violation of SECTION 13.1.

          (c) MODIFICATIONS, TAKEOVER AGREEMENTS. Any modification, amendment or extension of a sublease and/or any other agreement by which a landlord of a building other than the Building (or its affiliate) agrees to assume the obligations of Tenant under this Lease shall be deemed a sublease for the purposes of SECTION 13.1 hereof.

     SECTION 13.8 ASSUMPTION OF OBLIGATIONS. No assignment or transfer shall be effective unless and until the Transferee executes, acknowledges and delivers to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee (a) assumes Tenant's obligations under this Lease and (b) agrees that, notwithstanding such assignment or transfer, the provisions of
SECTION 13.1 hereof shall be binding upon it in respect of all future assignments and transfers.

     SECTION 13.9 TENANT'S LIABILITY. The joint and several liability of Tenant and any successors-in-interest of Tenant and the due performance of Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord, extending the time, or modifying any of the terms and provisions of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord, to enforce any of the terms and provisions of this Lease.

     SECTION 13.10 LISTINGS IN BUILDING DIRECTORY. The listing of any name other than that of Tenant on the doors of the Premises, the Building directory or elsewhere shall not vest any right or interest in this Lease or in the Premises, nor be deemed to constitute Landlord's consent to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others.

     SECTION 13.11 LEASE DISAFFIRMANCE OR REJECTION. If at any time after an assignment by Tenant named herein, this Lease is not affirmed or is rejected in any bankruptcy proceeding or any similar proceeding, or upon a termination of this Lease due to any such proceeding, Tenant named herein, upon request of Landlord given after such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Rent and other charges due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (b) as "tenant," enter into a new lease of the Premises with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, at the same Rent and upon the then executory terms, covenants and conditions contained in this Lease, except that (i) the rights of Tenant named herein under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any persons or entities claiming through or under such

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assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by Tenant named herein with due diligence, and (iii) such new lease shall require Tenant named herein to pay all Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant named herein defaults in its obligations to enter into such new lease for a period of 10 days after Landlord's request, then, in addition to all other rights and remedies by reason of default, either at law or in equity, Landlord shall have the same rights and remedies against Tenant named herein as if it had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant's default thereunder.

     SECTION 13.12 PERMITTED  OCCUPANTS.  Notwithstanding  anything contained in
SECTION 13.1 above to the contrary, but provided this Lease is in full force and effect without any default by Tenant after the expiration of any applicable cure period and the Tenant named herein is then Tenant under this Lease, Tenant may permit (and the provisions of SECTION 13.7 shall not apply to) the use and occupancy during the term of this Lease of space in the Premises by companies with which Tenant has substantial business relationships (such companies being hereinafter collectively referred to as "LICENSEE(S)"), provided, and upon condition that:

          (a) at least ten (10) days prior to the date each Licensee first so uses or occupies the Premises, Tenant shall give Landlord notice of such intended use and occupancy;

          (b) such use and occupancy shall be subject to all the terms, covenants and conditions of this Lease on Tenant's part to observe and perform as if such Licensee(s) was (were) the Tenant hereunder;

          (c) the proposed Licensee is engaged in a business or activity, and the Premises will be used in a manner which is in keeping with the then standards of the Building and the proposed Licensee is a reputable person or entity of good character;

          (d) such use or occupancy shall in no way increase, amend, modify or extend Landlord's obligations or liabilities under this Lease is any way whatsoever, or diminish, restrict, limit, forfeit or waive any of Landlord's rights or remedies under this Lease in any way whatsoever;

          (e) such use or occupancy shall in no way give to the Licensees, or any of them, any rights or remedies against Landlord, and Tenant shall indemnify and hold Landlord harmless from and against any and all actions, proceedings, liabilities, obligations, claims, damages, deficiencies, losses, judgments, suits, expenses and costs, including, without limitation, court costs and reasonable legal fees and disbursements for which Landlord is or may be liable arising under or out of or in connection with or resulting from such use and occupancy;

          (f) Tenant shall remain fully liable for the payment of Rent due and to become due under this Lease and for performance and observance of all the terms, covenants and conditions contained in this Lease on Tenant's part to perform or observe, and all acts or omissions by the Licensees or anyone claiming under or through Tenant or the Licensees which shall be a default under this Lease shall be deemed to be a default by Tenant;

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          (g) such use and occupancy  shall not be deemed a waiver of Landlord's rights under this Lease to consent to the use or occupancy of the Premises (or any portion thereof) by any other person or entity or to the assignment of this Lease or the subletting of the Premises (or any portion thereof);

          (h) the space or area of the Premises used or occupied by the Licensees shall not be separately demised or otherwise physically separated from the balance of the Premises, nor shall there be any separate access to or from the Premises for any of the Licensees;

          (i) any Licensee shall immediately vacate the Premises if it shall cease to have a substantial business relationship with Tenant; and

          (j) not more than 5,000 rentable square feet may be occupied by Licensees at any one time.

     SECTION 13.13 SUBTENANT NON-DISTURBANCE AGREEMENTS. (a) Within thirty (30) days after request therefor, Landlord shall execute, acknowledge and deliver a non-disturbance agreement in the form attached hereto as EXHIBIT H to any subtenant of Tenant which is not a Related Entity or Licensee, with respect to subleases of one (1) full floor or more of space in the Premises consisting of the 2nd Floor Premises, the 4th Floor Premises, the 5th Floor Premises, the 6th Floor Premises or the 7th Floor Premises or all of the 14th Floor Premises, the 15th Floor Premises and the 16th Floor Premises combined which have been approved (or deemed approved) by Landlord, provided that:

               (1) either (i) the fixed rent and escalation rent under any such sublease is at least equal to the Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment and all other charges payable under this Lease with respect to the portion of the Premises to be sublet for the applicable portion of the Term or (ii) as a condition to Landlord's agreeing not to disturb such tenancy, the subtenant under such sublease agrees to pay from and after the time of such attornment a fixed rent and escalation rent under such sublease at least equal to the Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment and all other charges payable under this Lease with respect to the portion of the Premises to be sublet for the remainder of the term of such sublease;

               (2) Landlord shall be reimbursed for its reasonable out-of-pocket legal fees in connection therewith;

               (3) such sublessee shall have sufficient financial means to meet the greater of the rental obligations under the sublease or this Lease with respect to the subleased space as reasonably determined by Landlord in good faith based on the financial information provided to Landlord;

               (4) has an original  term of not less than the lesser of (x) five
          (5) years or (y) the then remaining term of the Lease (but in no event less than 2 years); and

               (5) provides for the demise of either (i) an entire "end floor" (that is, the then highest or lowest floor of a block of contiguous floors of the Premises as constituted at the time in question), (ii) an entire "end floor" together with any one or more full floors which are contiguous to such "end floor", or (iii) any entire floor together

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          with any one or more full  floors  contiguous  to such floor  which is contiguous to any "end floor" (plus any contiguous full floor(s)) which is the subject of a sublease with respect to which Landlord previously gave a non-disturbance and attornment agreement to a subtenant not then in default beyond any applicable notice and grace period provided in its sublease.

          (b) The obligations of Landlord with respect to any such non-disturbance agreement may be conditioned upon the existence of any one or more of the following circumstances at the time of the termination of the Lease:

               (1) any such sublessee shall not be in default in the observance or performance of any of the monetary or material non-monetary covenants of the sublease on the part of such sublessee to be observed or performed beyond the applicable notice and grace periods provided therein for the curing of such default; and

               (2) any such sublessee shall have furnished to Landlord a statement, in writing, as to the circumstances in item ((b)(i) above within thirty (30) days after Landlord shall have made written demand for such statement, which written demand shall be made by Landlord within 60 days after termination of the Lease.



                                   ARTICLE 14
                               ACCESS TO PREMISES

     SECTION 14.1 LANDLORD'S ACCESS. (a) Landlord, Landlord's agents and utility service providers servicing the Building may erect, use and maintain concealed ducts, pipes and conduits in and through the Premises provided such use does not cause the usable area of the Premises to be reduced beyond a de minimis amount. Landlord shall promptly repair any damage to the Premises caused by any work performed pursuant to this ARTICLE 14.

          (b) Landlord, any Lessor or Mortgagee and any other party designated by Landlord and their respective agents shall have the right to enter the Premises at all reasonable times, upon reasonable notice (which notice may be oral) except in the case of emergency, to examine the Premises, to show the Premises to prospective purchasers, Mortgages, Lessors or tenants and their respective agents and representatives or others and, subject to the terms of SECTION 6.3, to perform Restorative Work to the Premises or the Building. Landlord agrees that, except in case of emergency, it shall only bring into the Premises sufficient materials for that day's work. Except in case of emergency, no material shall be stored in any portion of the Premises which will interfere with the conduct of Tenant's business in the Premises. During any such entry into the Premises pursuant to this Section 14.1(b), Tenant shall have the right (unless such entry is necessitated by an emergency) to have a representative accompany the party entering the Premises.

          (c) All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, mail chutes, conduits and other mechanical facilities, Building Systems, Building facilities and Common Areas are not part of the Premises, and Landlord shall have the use thereof and upon reasonable prior notice (which notice may be oral) except in the case of emergency access thereto through the Premises for the purposes of Building operation, maintenance, alteration and repair.

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

     Landlord has the right at any time to (a) change the name, number or designation by which the Building is commonly known, or (b) alter the Building to change the arrangement or location of or remove entrances or passageways, concourses, plazas, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building without any such acts constituting an actual or constructive eviction and without incurring any liability to Tenant, so long as such changes or removal do not reduce, interfere with or deprive Tenant of access to the Premises and the other essential areas of the Building (e.g. service and public areas) to which Tenant has access to any material extent. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the making of such changes or alterations and any other work contemplated by this SECTION 14.1, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever, unless such interference (i) materially interferes with access to the Premises, (ii) threatens the health or safety of any occupant of the Premises or (iii) interferes unreasonably with Tenant's ability to conduct its business in the Premises (in which event Landlord shall incur overtime or premium costs, subject to reimbursement pursuant to
     ARTICLE 7 hereof).

     SECTION 14.2 BUILDING NAME. Landlord has the right at any time to change the name, number or designation by which the Building or Center is commonly known.

     SECTION 14.3 LIGHT AND AIR. If at any time any windows of the Premises are temporarily darkened or covered over by reason of any Restorative Work, any of such windows are permanently darkened or covered over due to any Requirement or there is otherwise a diminution of light, air or view by another structure which may hereafter be erected (whether or not by Landlord), Landlord shall not be liable for any damages and Tenant shall not be entitled to any compensation or abatement of any Rent, nor shall the same release Tenant from its obligations hereunder or constitute an actual or constructive eviction.

     SECTION 14.4 TERRACE. Subject to the terms and provisions set forth herein and subject to Landlord's consent, which consent may be withheld in Landlord's sole and absolute discretion, Tenant shall have the right during the Term to use the terraces adjacent to the 7th Floor Premises (the "TERRACE"). Subject to
SECTION 11.2, Tenant shall reimburse Landlord for any damage caused to the Terrace or other parts of the Building as a result of Tenant's use of the Terrace and Tenant shall comply with all Requirements applicable to Tenant's use of the Terrace. All of the provisions of this Lease shall apply to the Terrace and such use, including provisions relating to compliance with Requirements, insurance, alterations, indemnity, repairs and maintenance as if the Terrace were part of the Premises. Throughout the Term and at Tenant's sole cost and expense, Tenant shall (i) keep and maintain the Terrace in a safe condition and good order and state of repair including repair of normal wear and tear if and to the extent required under this Section and SECTION 6.2, (ii) comply with all Requirements applicable to the Terrace and their maintenance and (iii) comply with all precautions and safeguards, if any, reasonably required by Landlord and Landlord's insurance company with respect to Tenant's use of the Terrace. Without limiting the generality of the foregoing provisions of this SECTION 14.4, Tenant shall obtain all permits and licenses required by any Governmental Authority with respect to Tenant's use of the Terrace, renew all such permits and licenses as and when required by applicable Requirements and pay promptly as and when due all taxes, license, permit and other fees or charges imposed in respect thereof. Tenant shall not alter the Terrace or permanently affix anything to the Terrace other than outdoor furniture and/or other appropriate and related items. Such furniture and other appropriate and related items shall be maintained and secured so as to minimize any risk, in case of a windstorm or otherwise, of any property moving and causing injury or damage to persons or property. No such furniture or installations on the Terrace shall exceed the height of the parapet wall of the Terrace or be visible from the street. Tenant shall pay Landlord, within 15 days after demand therefor, any incremental cost (as reasonably determined by Landlord) incurred by Landlord to construct and operate the Terrace in a manner to make them suitable for use by Tenant as provided above. There shall be no additional rental charge to Tenant for the use of the Terrace and the area of the Terrace shall not be included in the calculation of Tenant's Area. If Landlord permits use of the Terrace by Tenant, Landlord may limit such use due to the proximity of neighboring office buildings, equipment located thereon or otherwise and Landlord shall have no obligation to relocate such equipment and shall have the right to place other equipment on the Terrace.



                                   ARTICLE 15
                                     DEFAULT

     SECTION 15.1 TENANT'S DEFAULTS. Each of the following events shall be an "EVENT OF DEFAULT" hereunder:

          (a) Tenant fails to pay when due any installment of Rent and such default shall continue for 5 Business Days after notice of such default is given to Tenant,; or

          (b) Tenant fails to observe or perform any other term, covenant or condition of this Lease and such failure continues for more than 30 days after notice by Landlord to Tenant of such default, or if such default is of a nature that it cannot be completely remedied within 30 days, failure by Tenant to commence to remedy such failure within said 30 days, and thereafter diligently prosecute to completion all steps necessary to remedy such default, provided in all events the same is completed within 180 days (which 180-day period, notwithstanding the provisions of SECTION 26.16, shall be extended by one day for each day of Unavoidable Delay affecting Tenant's cure of such default); or

          (c) Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or makes an assignment for the benefit of creditors or seeks or consents to or acquiesces in the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property; or

          (d) if, within 90 days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within 90 days after the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any lien, execution or attachment or other similar filing shall be made or issued against Tenant or any of Tenant's property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant and the same is not dismissed within 30 days; or

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

          (e) Tenant's interest in this Lease shall devolve upon or pass to any individual or corporation or other similar entity or any Governmental Authority, whether by operation of law or otherwise, except as expressly permitted under ARTICLE 13 hereof ; or

          (f) Tenant generally does not, or is unable to, or admits in writing its inability to, pay its debts as they become due; or

          (g) if Guarantor shall fail to perform any of its monetary obligations when due under the Guaranty of Lease from the Guarantor in favor of Landlord, guarantying the payment and performance by Tenant of its obligations under this Lease, or if Guarantor shall fail to perform any other obligation under such Guaranty within 5 days after demand is made upon Guarantor; or

          (h) Guarantor or any assignor or this Lease generally does not, or is unable to, or admits in writing its inability to, pay its debts as they become due or is subject to the filing of a petition, case or proceeding in bankruptcy.

          Upon the occurrence of any one or more of such Events of Default, Landlord may, at its sole option, give to Tenant 3 days' notice of cancellation of this Lease (or of Tenant's possession of the Premises), in which event this Lease and the Term (or Tenant's possession of the Premises) shall terminate (whether or not the Term shall have commenced) with the same force and effect as if the date set forth in the notice was the Expiration Date stated herein; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in this ARTICLE 15. Any notice of cancellation of the Term (or Tenant's possession of the Premises) may be given simultaneously with any notice of default given to Tenant.

     SECTION 15.2 LANDLORD'S REMEDIES.

          (a) POSSESSION/RELETTING. If any Event of Default occurs and this Lease and the Term, or Tenant's right to possession of the Premises, terminate as provided in SECTION 15.1:

               (i) SURRENDER OF POSSESSIOn. Tenant shall quit and surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such termination, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or otherwise in accordance with applicable legal proceedings (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons or entities from the Premises and remove any and all of their property and effects from the Premises.

               (ii) LANDLORD'S RELETTING. Landlord, at Landlord's option, may relet all or any part of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for any term ending before, on or after the Expiration Date, at such rental and upon such other conditions (which may include concessions and free rent periods) as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to accept any tenant offered by Tenant and shall not be liable for failure to relet or, in the event of any such reletting, for failure to collect any rent due upon any such reletting; and no such failure shall relieve Tenant of, or otherwise affect, any liability under this Lease. However, to the

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

          extent required by law, Landlord shall use reasonable efforts to mitigate its damages but shall not be required to divert prospective tenants from any other portions of the Building or the Center. Landlord, at Landlord's option, may make such alterations, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

          (b) TENANT'S WAIVER. Tenant, on its own behalf and on behalf of all persons or entities claiming through or under Tenant, including all creditors, hereby waives all rights which Tenant and all such persons or entities might otherwise have under any Requirement (i) to the service of any notice of intention to re-enter or to institute legal proceedings, (ii) to redeem, or to re-enter or repossess the Premises, or (iii) to restore the operation of this Lease, after (A) Tenant shall have been dispossessed by judgment or by warrant of any court or judge, (B) any re-entry by Landlord, or (C) any expiration or early termination of the term of this Lease, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter," "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

          (c) TENANT'S BREACH. Upon the breach or threatened breach by Tenant, or any persons or entities claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies set forth above are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

     SECTION 15.3 LANDLORD'S DAMAGES.

          (a) AMOUNT OF DAMAGES. If this Lease and the Term, or Tenant's right to possession of the Premises, terminate as provided in SECTION 15.1, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in SECTION 15.2 then:

               (i) Tenant shall pay to Landlord all items of Rent payable under this Lease by Tenant to Landlord prior to the date of termination;

               (ii) Landlord may retain all monies, if any, paid by Tenant to Landlord, whether as prepaid Rent, a security deposit or otherwise, which monies, to the extent not otherwise applied to amounts due and owing to Landlord, shall be credited by Landlord against any damages payable by Tenant to Landlord;

               (iii) Tenant shall pay to Landlord, in monthly installments, on the days specified in this Lease for payment of installments of Fixed Rent, any Deficiency; it being understood that Landlord shall be entitled to recover the Deficiency from Tenant each month as the same shall arise, and no suit to collect the amount of the Deficiency for any month, shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

               (iv) whether or not Landlord shall have collected any monthly Deficiency, Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency and as liquidated and agreed final damages, a sum equal to the amount by which the Rent for the period which otherwise

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

          would have constituted the unexpired portion of the Term (assuming the Additional Rent during such period to be the same as was payable for the year immediately preceding such termination or re-entry, increased in each succeeding year by 4% (on a compounded basis)) exceeds the then fair and reasonable rental value of the Premises, for the same period (with both amounts being discounted to present value at a rate of interest equal to the then Base Rate) less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of SECTION 15.3(a)(iii) for the same period. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

          (b) RELETTING. If the Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this SECTION 15.3. Tenant shall not be entitled to any rents collected or payable under any reletting, whether or not such rents exceeds the Fixed Rent reserved in this Lease. Nothing contained in ARTICLE 15 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any Requirement, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this
     SECTION 15.3.

     SECTION 15.4 INTEREST. If any payment of Rent is not paid when due, interest shall accrue on such payment, from the date such payment became due until paid at the Interest Rate. Tenant acknowledges that late payment by Tenant of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by a Mortgage covering the Premises. Therefore, in addition to interest, if any amount is not paid when due, a late charge equal to 5% of such amount shall be assessed, provided, however, that on 2 occasions during any calendar year of the Term, Landlord shall give Tenant notice of such late payment and Tenant shall have a period of 5 days thereafter in which to make such payment before any late charge is assessed. Such interest and late charges are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any of Landlord's rights or remedies under any other provision of this Lease.

      SECTION 15.5 OTHER RIGHTS OF LANDLORD. If Tenant fails to pay any Additional Rent when due, Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of a default by Tenant in the payment of Fixed Rent. If Tenant is in arrears in the payment of Rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to any items Landlord sees fit, regardless of any request by Tenant.



                                   ARTICLE 16
                   LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES

     If Tenant defaults in the performance of its obligations under this Lease, Landlord, without waiving such default, may perform such obligations at Tenant's expense: (a) immediately, or at any time thereafter, and without notice, in the case of emergency or if the default (i) materially interferes with the use by any other tenant of the Building, (ii) materially interferes with the efficient

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

operation of the Building,  (iii) results in a violation of any Requirement,  or
(iv) results or will result in a cancellation of any insurance policy maintained by Landlord, and (b) in any other case if such default continues beyond the expiration of the applicable grace period, if any (except in the case of emergency). All costs and expenses reasonably incurred by Landlord in connection with any such performance by it and all costs and expenses, including reasonable counsel fees and disbursements, incurred by Landlord as a result of any default by Tenant under this Lease or in any action or proceeding (including any unlawful detainer proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord on demand, with interest thereon at the Interest Rate from the date incurred by Landlord. Except as expressly provided to the contrary in this Lease, all costs and expenses which, pursuant to this Lease are incurred by Landlord and payable to Landlord by Tenant, and all charges, amounts and sums payable to Landlord by Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of Tenant, are provided, furnished or rendered by Landlord, shall become due and payable by Tenant to Landlord in accordance with the terms of the bills rendered by Landlord to Tenant.



                                   ARTICLE 17
               NO REPRESENTATIONS BY LANDLORD; LANDLORD'S APPROVAL

     SECTION 17.1 NO REPRESENTATIONS. Except as expressly set forth herein, Landlord and Landlord's agents have made no warranties, representations, statements or promises with respect to the Building, the Real Property, the Center or the Premises and no rights, easements or licenses are acquired by Tenant by implication or otherwise. Tenant is entering into this Lease after full investigation and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

     SECTION 17.2 NO MONEY DAMAGES. Wherever in this Lease Landlord's consent or approval is required, if Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, Tenant shall not make, and Tenant hereby waives, any claim for money damages (including any claim by way of set-off, counterclaim or defense) based upon Tenant's claim or assertion that Landlord unreasonably withheld or delayed its consent or approval unless it shall be finally determined by a court of competent jurisdiction that in any case where Landlord has expressly agreed not to unreasonably withhold its consent or approval thereto, Landlord has withheld or delayed its consent or its approval in bad faith. Tenant's sole remedy shall be an action or proceeding to enforce such provision, by specific performance, injunction or declaratory judgment. In no event shall Landlord be liable for, and Tenant, on behalf of itself and all other Tenant Parties, hereby waives any claim for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Lease.

     SECTION 17.3 REASONABLE EFFORTS. For purposes of this Lease, "reasonable efforts" by Landlord shall not include an obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

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                                   ARTICLE 18
                                   END OF TERM

     SECTION 18.1 EXPIRATION. Upon the expiration or other termination of this Lease, Tenant shall quit and surrender the Premises to Landlord vacant, broom clean and in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant shall remove all of Tenant's Property and Tenant's Specialty Alterations as may be required pursuant to ARTICLE 5.

     SECTION 18.2 HOLDOVER RENT. Landlord and Tenant recognize that Landlord's damages resulting from Tenant's failure to timely surrender possession of the Premises may be substantial, may exceed the amount of the Rent payable hereunder, and will be impossible to accurately measure. Accordingly, if possession of the Premises is not surrendered to Landlord on the Expiration Date or sooner termination of this Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall pay to Landlord for each month (or any portion thereof) during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, a sum equal to
(i) one and one-half times the Rent payable under this Lease for the last full calendar month of the Term for the first 60 days of the holdover, and (ii) two times such Rent thereafter. In the event that the holding over by Tenant extends for more than 90 days after the Expiration Date or sooner termination of the Term, then Tenant shall also be responsible for (a) payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a "NEW TENANT") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant, and
(b) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by Tenant, and (c) indemnify Landlord against all claims for damages by any New Tenant. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of this Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this SECTION 18.2.

     SECTION 18.3 WAIVER OF STAY. Tenant expressly waives, for itself and for any person or entity claiming through or under Tenant, any rights which Tenant or any such person or entity may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor Requirement of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this ARTICLE 18.


                                   ARTICLE 19
                                 QUIET ENJOYMENT

     Provided this Lease is in full force and effect, Tenant may peaceably and quietly enjoy the Premises without hindrance by Landlord or any person lawfully

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claiming through or under Landlord,  subject to the terms and conditions of this
Lease and to all Superior Leases and Mortgages.


                                   ARTICLE 20
                             NO SURRENDER; NO WAIVER

     SECTION 20.1 NO SURRENDER OR RELEASE. No act or thing done by Landlord or Landlord's agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing and is signed by Landlord.

     SECTION 20.2 NO WAIVER. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations, shall not be construed as a waiver or relinquishment for the future performance of such obligations of this Lease or the Rules and Regulations, or of the right to exercise such election but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of any Rent payable pursuant to this Lease or any other sums with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than a payment on account of the earliest stipulated Rent, or as Landlord may elect to apply such payment, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.


                                   ARTICLE 21
                      WAIVER OF TRIAL BY JURY; COUNTERCLAIM

     SECTION 21.1 JURY TRIAL WAIVER. LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS IN ANY WAY ARISING OUT OF OR CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE
PREMISES, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE.

     SECTION 21.2 WAIVER OF COUNTERCLAIM. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of any nature or description in any such proceeding (unless failure to interpose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.


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                                   ARTICLE 22
                                     NOTICES

     Except as otherwise expressly provided in this Lease, all consents, notices, demands, requests, approvals or other communications given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (provided a signed receipt is obtained) or if sent by registered or certified mail (return receipt requested) or by a nationally recognized overnight delivery service making receipted deliveries, addressed to Landlord and Tenant as set forth in ARTICLE 1, and to any Mortgagee or Lessor who shall require copies of notices and whose address is provided to Tenant, or to such other address(es) as Landlord, Tenant or any Mortgagee or Lessor may designate as its new address(es) for such purpose by notice given to the other in accordance with the provisions of this ARTICLE 22. Any such approval, consent, notice, demand, request or other communication shall be deemed to have been given on the date of receipted delivery, refusal to accept delivery or when delivery is first attempted but cannot be made due to a change of address for which no notice is given.



                                   ARTICLE 23
                              RULES AND REGULATIONS

     All Tenant Parties shall observe and comply with the Rules and Regulations, as reasonably supplemented or amended from time to time, provided, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations as originally promulgated or as supplemented or amended from time to time, the provisions of this Lease shall control. Landlord reserves the right, from time to time upon reasonable notice to Tenant, to adopt reasonable additional Rules and Regulations and to amend the Rules and Regulations then in effect. Nothing contained in this Lease shall impose upon Landlord any obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease against any other Building tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees, provided that Landlord shall enforce any of the Rules and Regulations against Tenant in a non-discriminatory fashion.



                                   ARTICLE 24
                                     BROKER

     Landlord has retained Landlord's Agent as leasing agent in connection with this Lease and Landlord will be solely responsible for any fee that may be payable to Landlord's Agent. Each of Landlord and Tenant represents and warrants to the other that neither it nor its agents have dealt with any broker in connection with this Lease other than Landlord's Agent. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all Losses which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Landlord's Agent) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Lease, and/or

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

the above representation being false. In addition, Tenant shall indemnify, defend, protect and hold Landlord and the Indemnitees harmless from and against all Losses which Landlord or any Indemnitee may incur by reason of any claim of or liability to Insignia/ESG, Inc. arising out of any dealings claimed to have occurred between Tenant or any of its affiliates and Insignia/ESG, Inc. in connection with this Lease.



                                   ARTICLE 25
                                    INDEMNITY

     SECTION 25.1 TENANT'S INDEMNITY. Tenant shall indemnify, defend, protect and hold harmless each of the Indemnitees from and against any and all Losses, resulting from any claims (i) against the Indemnitees arising from any act, omission or negligence of all Tenant Parties, (ii) against the Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring in or about the Premises, and (iii) against the Indemnitees resulting from any breach, violation or nonperformance of any covenant, condition or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed or performed. Tenant's indemnities hereunder shall not apply to the extent the claim arises out of the negligence or willful misconduct of Landlord.

     SECTION 25.2 LANDLORD'S INDEMNITY. Except as otherwise expressly provided herein, Landlord shall indemnify, defend, protect and hold Tenant harmless from and against all Losses, resulting from any claims (i) against Tenant arising from any negligence or willful misconduct of Landlord or an Indemnitee, and (ii) against Tenant arising from any accident, injury, loss or damage whatsoever caused to any person or the property of any person in or about the common or public areas of the Building (specifically excluding the Premises). Landlord's indemnities hereunder shall not apply to the extent the claim arises out of the negligence or willful misconduct of Tenant or a Tenant Party.

     SECTION 25.3 DEFENSE AND SETTLEMENT. If any claim, action or proceeding is made or brought against any Indemnitee or Tenant, then, upon demand by an Indemnitee or Tenant , Tenant or Landlord, as the case may be, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the Indemnitee's or Tenant's name, as the case may be (if necessary), by attorneys approved by the Indemnitee or Tenant, as the case may be, which approval shall not be unreasonably withheld (attorneys for Tenant's or Landlord's insurer, as the case may be, shall be deemed approved for purposes of this SECTION 25.3). Notwithstanding the foregoing, an Indemnitee or Tenant, as the case may be, may retain its own attorneys to participate or assist in defending any claim, action or proceeding involving potential liability in excess of the per occurrence amount available under Tenant's liability insurance carried under SECTION 11.1 for such claim and Tenant or Landlord, as the case may be, shall pay the reasonable fees and disbursements of such attorneys. If Tenant or Landlord, as the case may be, fails to diligently defend or if there is a legal conflict or other conflict of interest, then Landlord or Tenant, as the case may be, may retain separate counsel at Tenant's or Landlord's reasonable expense, as the case may be. Notwithstanding anything herein contained to the contrary, Tenant may direct the Indemnitees to settle any claim, suit or other proceeding provided that (a) such settlement shall involve no obligation on the part of the Indemnitees other than the payment of money, (b) any payments to be made pursuant to such settlement shall be paid in full exclusively by Tenant at the time such settlement is reached, (c) such settlement shall not require the

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

Indemnitees to admit any liability, and (d) the Indemnitees shall have received an unconditional release from the other parties to such claim, suit or other proceeding.


                                   ARTICLE 26
                                  MISCELLANEOUS

     SECTION 26.1 DELIVERY. This Lease shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

     SECTION 26.2 TRANSFER OF REAL PROPERTY. Landlord's obligations under this Lease shall not be binding upon the Landlord named herein after the sale, conveyance, assignment or transfer (collectively, a "TRANSFER") by such Landlord (or upon any subsequent landlord after the Transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, and in the event of any such Transfer, Landlord (and any such subsequent Landlord) shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder arising from and after the date of Transfer, and the transferee of Landlord's interest (or that of such subsequent Landlord) in the Building or the Real Property, as the case may be, shall be deemed to have assumed all obligations under this Lease arising from and after the date of Transfer. The transferor shall remain liable for any obligations which arose prior to the transfer, unless the transferee expressly assumes such pre-transfer liabilities in writing.

      SECTION 26.3 LIMITATION ON LIABILITY. The liability of Landlord for Landlord's obligations under this Lease shall be limited to Landlord's interest in the Real Property, including, subject to the rights of Lessors and Mortgagees, undistributed net proceeds of sale, title insurance, insurance and condemnation not used or proposed to be used for restoration and distributed net proceeds of sale, title insurance, insurance and condemnation not used or proposed to be used for restoration if distributed after Landlord has received notice of a claim or claims from Tenant, and Tenant shall not look to any other property or assets of Landlord or the property or assets of any direct or indirect partner, member, manager, shareholder, director, officer, principal, employee or agent of Landlord (collectively, the "PARTIES") in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations; and none of the Parties shall be personally liable for the performance of Landlord's obligations under this Lease.

     SECTION 26.4 RENT. All amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Fixed Rent, Tenant's Tax Payment, Tenant's Operating Payment, Additional Rent or Rent, shall constitute rent for the purposes of Section 502(b)(6) of the United States Bankruptcy Code.

     SECTION 26.5 ENTIRE DOCUMENT. This Lease (including any Schedules and Exhibits referred to herein and all supplementary agreements provided for herein) contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. All of the Schedules and Exhibits attached hereto are incorporated in and made a part of this Lease, provided that in the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the Schedules and Exhibits hereto, the terms and provisions of this Lease shall control.

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

     SECTION 26.6 GOVERNING LAW. This Lease shall be governed in all respects by the laws of the State of New York.

     SECTION 26.7 UNENFORCEABILITY. If any provision of this Lease, or its application to any person or entity or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such provision to any other person or entity or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

     SECTION 26.8 LEASE DISPUTES. (a) Tenant agrees that all disputes arising, directly or indirectly, out of or relating to this Lease, and all actions to enforce this Lease, shall be dealt with and adjudicated in the state courts of the State of New York or the federal courts for the Southern District of New York and for that purpose hereby expressly and irrevocably submits itself to the jurisdiction of such courts. Tenant agrees that so far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Lease, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon it in any such court.

          (b) To the extent that Tenant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Tenant irrevocably waives such immunity in respect of its obligations under this Lease.

     SECTION 26.9 LANDLORD'S AGENT. Unless Landlord delivers notice to Tenant to the contrary, Landlord's Agent is authorized to act as Landlord's agent in connection with the performance of this Lease, and Tenant shall be entitled to rely upon correspondence received from Landlord's Agent. Tenant acknowledges that Landlord's Agent is acting solely as agent for Landlord in connection with the foregoing; and neither Landlord's Agent nor any of its direct or indirect partners, members, managers, officers, shareholders, directors, employees, principals, agents or representatives shall have any liability to Tenant in connection with the performance of this Lease, and Tenant waives any and all claims against any and all of such parties arising out of, or in any way connected with, this Lease, the Building, the Real Property or the Center.

     SECTION 26.10 ESTOPPEL. (a) From time to time, within 10 days following request from Landlord, any Mortgagee or any Lessor, Tenant shall deliver to Landlord a statement executed and acknowledged by Tenant, in form reasonably satisfactory to Landlord, (i) stating the Commencement Date, the Rent Commencement Date and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent and Additional, Rent then payable, (iii) stating whether or not, to the best of Tenant's knowledge, Landlord is in default under this Lease, (iv) stating whether or not, to the best of Tenant's knowledge, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, (v) stating the amount of the security deposit, if any, under this Lease, (vi) stating whether there are any subleases or assignments affecting the Premises, (vii) stating the address of Tenant to which all notices and communications under the Lease shall be sent, and (viii) responding, to Tenant's knowledge, to any other matters reasonably requested by Landlord, such

Mortgagee or such Lessor. Tenant acknowledges that any statement delivered pursuant to this SECTION 26.10(a) may be relied upon by any purchaser or owner of the Real Property or the Building, or all or any portion of Landlord's interest in the Real Property or the Building or any Superior Lease, or by any Mortgagee, or assignee thereof or by any Lessor, or assignee thereof.

          (b) From time to time, within ten days following a request by Tenant, Landlord, shall deliver to Tenant a certificate executed by Landlord, in form reasonably satisfactory to Tenant, (i) stating the Commencement Date, the Rent Commencement Date and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or, if modified, setting forth all modifications), (ii) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment then payable, (iii) stating whether or not, to the best of Landlord's knowledge, Landlord or Tenant is in default under this Lease, and, if Landlord asserts that Tenant is in default, setting forth the specific nature of all such defaults, (iv) stating the amount of the Security Deposit, if any, under this Lease, (v) stating whether there are any Mortgages and/or Superior Leases then in effect, (vi) stating the address of Landlord, any Lessor and any Mortgagor to which all notices and communications under this Lease shall be sent, and (vii) responding to any other matters relating to this Lease reasonably requested by Tenant. Landlord acknowledges that any statement delivered pursuant to this SECTION 26.10(b) may be relied upon by Tenant and by any prospective or actual sublessee of the Premises or assignee of this Lease, or permitted transferee of or successor to Tenant, or by any prospective or actual lender to Tenant.

     SECTION 26.11 CERTAIN INTERPRETATIONAL RULES. For purposes of this Lease, whenever the words "include", "includes", or "including" are used, they shall be deemed to be followed by the words "without limitation" and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Lease shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question. The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

     SECTION 26.12 PARTIES BOUND. The terms, covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, to their respective legal representatives, successors, and assigns.

     SECTION 26.13 MEMORANDUM OF LEASE. This Lease shall not be recorded; however, at Landlord's request, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording and Landlord may record the memorandum. Within 10 days after the end of the Term, Tenant shall enter into such documentation as is reasonably required by Landlord to remove the memorandum of record.

     SECTION 26.14 COUNTERPARTS. This Lease may be executed in 2 or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

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

     SECTION 26.15 SURVIVAL. All obligations and liabilities of Landlord or Tenant to the other which accrued before the expiration or other termination of this Lease, and all such obligations and liabilities which by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to any Rent and any other amounts payable under this Lease, shall survive the expiration or other termination of this Lease.

     SECTION 26.16 INABILITY TO PERFORM. This Lease and the obligation of Tenant to pay Rent and to perform all of the other covenants and agreements of Tenant hereunder shall not be affected, impaired or excused by any Unavoidable Delays. Landlord shall use reasonable efforts to promptly notify Tenant of any Unavoidable Delay which prevents Landlord from fulfilling any of its obligations under this Lease. This Lease and the obligation of Landlord to perform its covenants and agreements hereunder shall not be affected, impaired or excused by any Unavoidable Delays affecting Tenant. Tenant shall use reasonable efforts to promptly notify Landlord of any Unavoidable Delay which prevents Tenant from fulfilling any of its obligations under this Lease.

     SECTION 26.17 VAULT SPACE. Notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan, no vaults, vault space or other space outside the boundaries of the Real Property are included in the Premises. Landlord makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license. If any such license shall be revoked, or if the amount of such space shall be diminished as required by any Governmental Authority or by any public utility company, such revocation, diminution or requisition shall not (a) constitute an actual or constructive eviction, in whole or in part, (b) entitle Tenant to any abatement or diminution of Rent, (c) relieve Tenant from any of its obligations under this Lease, or (d) impose any liability upon Landlord. Any fee, tax or charge imposed by any Governmental Authority for any such vaults, vault space or other space occupied by Tenant shall be paid by Tenant.

     SECTION 26.18 ADJACENT EXCAVATION; SHORING. If an excavation shall be made, or shall be authorized to be made, upon land adjacent to the Real Property, Tenant shall, upon notice, afford to the person or entity causing or authorized to cause such excavation license to enter upon the Premises for the purpose of doing such work as such person or entity shall deem necessary to preserve the wall of the Building or any part of the Center from injury or damage and to support the same by proper foundations. In connection with such license, Tenant shall have no right to claim any damages or indemnity against Landlord, or diminution or abatement of Rent, provided that Tenant shall continue to have access to the Premises.

     SECTION 26.19 NO DEVELOPMENT RIGHTS. Tenant acknowledges that it has no rights to any development rights, air rights or comparable rights appurtenant to the Real Property and Tenant consents, without further consideration, to any utilization of such rights by Landlord. Tenant shall promptly execute and deliver any instruments which may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this SECTION 26.19 shall be construed as an express waiver by Tenant of any interest Tenant may have as a "party in interest" (as such term is defined in Section 12-10 of Zoning Lot of the Zoning Resolution of the City of New York) in the Real Property.

                                   ARTICLE 27
                                 RENEWAL OPTION

     SECTION 27.1 EXERCISE OF OPTION. Tenant shall have the right, to renew the Term for all of the Premises for a single renewal term (the "RENEWAL TERM") of five years by notice (the "RENEWAL NOTICE") delivered to Landlord not less than 18 months prior to the Expiration Date, time being of the essence; provided, however, that (a) no Event of Default shall have occurred either on the date the Renewal Notice is given or on the Renewal Term Commencement Date (as hereinafter defined), and (b) the Tenant named herein (i.e., Franklin Templeton Companies,
LLC) shall not have assigned this Lease, and shall be in occupancy of at least 90% of the rentable area of the Premises. Upon the giving of the Renewal Notice, this Lease shall be deemed renewed for the Renewal Term with the same force and effect as if the Renewal Term had originally been included in the Term. The Renewal Term shall commence on the day after the Expiration Date (the "RENEWAL TERM COMMENCEMENT DATE") and shall terminate on the day preceding the fifth anniversary of the Renewal Term Commencement Date or such earlier date as this Lease shall terminate pursuant to any of the terms of this Lease.

     SECTION 27.2 TERMS. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during the Renewal Term, except that (a) the Fixed Rent for the Renewal Term shall be equal to the Electricity Inclusion Factor then in effect at the expiration of the initial term of this Lease plus the Fair Market Value (as hereinafter defined), (b) Tenant shall have no further right to renew the Term, (c) the Base Tax Year shall be the Tax Year commencing on the July 1st prior to the Renewal Term Commencement Date, and (d) the Base Expense Year shall be the Comparison Year ending on the December 31st prior to the Renewal Term Commencement Date. Any termination, cancellation or surrender of the entire interest of Tenant under this Lease at any time during the Term shall terminate any right of renewal of Tenant hereunder.

     SECTION 27.3 FAIR MARKET VALUE. "FAIR MARKET VALUE" shall mean the fair market annual rental value of the Premises at the commencement of the Renewal Term for a term equal to the Renewal Term, as determined by Landlord based on comparable space in the Building, including all of Landlord's services provided for in this Lease, and with (a) the Premises considered as vacant, and in the "as is " condition existing on the Renewal Term Commencement Date, (b) the Base Tax Year being the Tax Year commencing on the July 1st prior to the Renewal Term Commencement Date, and (c) the Base Expense Year being the Comparison Year ending on the December 31st prior to the Renewal Term Commencement Date. The calculation of Fair Market Value shall also be adjusted to take into account all relevant factors. Prior to the commencement of the Renewal Term, Landlord shall deliver to Tenant Landlord's determination of Fair Market Value.

     SECTION 27.4 ARBITRATION. If Tenant shall dispute Landlord's determination of Fair Market Value , Tenant shall give notice to Landlord of such dispute within 10 days after the delivery of Landlord's determination to Tenant, and such dispute shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association Arbitration Rules for the Real Estate Industry. If no notice of dispute is given by Tenant within such 10-day period

(time being of the essence), then Landlord's determination shall be binding upon Tenant. The arbitrator shall be impartial and shall have not less than 10 years' experience in the County of New York related to the leasing of commercial office space in Comparable Buildings, and the fees of the arbitrator shall be shared by Landlord and Tenant. Within 15 days following the appointment of the arbitrator, Landlord and Tenant shall attend a hearing before the arbitrator at which each party shall submit a report setting forth its determination of Fair Market Value, together with such information on comparable rentals and such other evidence as such party shall deem relevant. The arbitrator shall, within 30 days following such hearing and submission of evidence, render his or her decision by selecting the determination of Fair Market Value submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the Fair Market Value. The arbitrator shall have no power or authority to select any Fair Market Value other than a Fair Market Value submitted by Landlord or Tenant or to modify any of the provisions of this Lease, and the decision of the arbitrator shall be final and binding upon Landlord and Tenant. Prior to the determination of the arbitrator, Tenant shall pay Fixed Rent based on Landlord's determination of Fair Market Value submitted to Tenant pursuant to SECTION 27.3, and following the arbitrator's final determination, the amount of any overpayment or underpayment shall be appropriately adjusted between the parties.

     SECTION 27.5 AGREEMENT OF TERMS. Landlord and Tenant, at either party's request, shall promptly execute and exchange an appropriate agreement evidencing the extension of the Term for the Renewal Term, and the terms thereof in a form reasonably satisfactory to both parties, but no such agreement shall be necessary in order to make the provisions hereof effective.


                                   ARTICLE 28
                                   ARBITRATION

     SECTION 28.1 BASIC ARBITRATION. In any arbitration which, pursuant to the express provisions of this Lease, is governed by this ARTICLE 28, or in connection with a dispute that either party unreasonably withheld or (if no time period for approval is provided) unreasonably delayed, consent or approval to a matter for which such consent or approval could not be unreasonably withheld or could not be unreasonably delayed pursuant to the terms of this Lease, either party may submit the dispute for resolution by arbitration in the City of New York in accordance with the Commercial Arbitration Rules (Expedited Procedures) of the AAA, except that the terms of this ARTICLE 28 shall supersede any conflicting or otherwise inconsistent rules. Provided the rules and regulations of the AAA so permit, (i) the AAA shall, within two (2) Business Days after such submission or application, select a single independent arbitrator having at least ten (10) years' experience in leasing and management of commercial properties similar to the Building, (ii) the arbitration shall commence two (2) Business Days thereafter and shall be limited to a total of seven hours on the date of commencement until completion, with each party having no more than a total of two hours to present its case and to cross-examine or interrogate persons supplying information or documentation on behalf of the other party, and
(iii) the arbitrator shall make a determination within three (3) Business Days after the conclusion of the presentation of Landlord's and Tenant's cases, which determination shall be limited to a decision upon (A) whether the party in question acted reasonably in withholding or delaying its consent or approval, or
(B) the specific dispute presented to the arbitrator, as applicable. The arbitrator's determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. The arbitrator's determination may be entered in any court having jurisdiction thereof. All fees payable to the

AAA for services rendered in connection with the resolution of the dispute shall be paid by the unsuccessful party. If the subject matter of an arbitration is an Alteration issue, then the arbitrator shall be an architect or an engineer with at least 10 years experience in the matter which is the subject of the arbitration.

     SECTION 28.2 EXPEDITED ARBITRATION. Any dispute relating to the withholding or delay of consent or approval by Landlord pursuant to ARTICLE 5 or 13 may be determined, at Tenant's option, under the Expedited Procedures provisions of the Commercial Arbitration Rules of the American Arbitration Association (presently Rules 54 through 58); provided, however, that with respect to any such arbitration, (i) the list of arbitrators referred to in Rule 55 shall be returned within five (5) business days from the date of mailing, (ii) the parties shall notify the American Arbitration Association, by telephone, within four (4) days of any objections to the arbitrator appointed and will have no right to object if the arbitrator so appointed was on the list submitted by the American Arbitration Association and was not objected to in accordance with the second sentence of Rule 55, (iii) the Notice of Hearing referred to in Rule 56 shall be four (4) days in advance of the hearing, (iv) the hearing shall be held within seven (7) days after the appointment of the arbitrator, and (v) the arbitrator shall have no right to award damages.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                                  TENANT:

RCPI LANDMARK PROPERTIES, L.L.C.,          FRANKLIN TEMPLETON COMPANIES, LLC
a Delaware limited liability company       a Delaware limited liability company

By: TISHMAN SPEYER PROPERTIES, L.P., as
Agent                                      By: /s/ Leslie M. Kratter
                                               ---------------------
                                                 Name:  Leslie M. Kratter
                                                 Title: Senior Vice President
                                                        and Secretary
    By: /s/ Robert J. Speyer

ACKNOWLEDGMENT


STATE OF CALIFORNIA           )
                              ) s.s.:
COUNTY OF SAN MATEO           )


     On this 19th day of September, in the year 2001 before me, the undersigned, a Notary Public in and said State, personally appeared LESLIE M. KRATTER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                /s/ Barbara Ann Pedersen
                                                ------------------------
                                                       Notary Public

                                    EXHIBIT A

                                   FLOOR PLANS

The floor plans which follow are intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                  See Attached

                                    EXHIBIT B

                                   DEFINITIONS

     BASE RATE: The annual rate of interest publicly announced from time to time by Citibank, N.A., or its successor, in New York, New York as its "base rate" (or such other term as may be used by Citibank, N.A., from time to time, for the rate presently referred to as its "base rate").

     BUILDING SYSTEMS: The mechanical, electrical, plumbing, sanitary, sprinkler, heating, ventilation and air conditioning, security, life-safety, elevator and other service systems or facilities of the Building up to the point of connection of localized distribution to the Premises (excluding, however, supplemental HVAC systems of tenants, sprinklers and the horizontal distribution systems within and servicing the Premises and by which mechanical, electrical, plumbing, sanitary, heating, ventilating and air conditioning, security, life-safety and other service systems are distributed from the base Building risers, feeders, panelboards, etc. for provision of such services to the Premises).

     BUSINESS  DAYS:  All  days,  excluding  Saturdays,   Sundays  and  Observed
Holidays.


     CENTER: The buildings in the City, County and State of New York commonly known collectively as Rockefeller Center, together with the real property on which such buildings are located and the adjacent curbs and sidewalks, and the plazas, underground concourse areas, and all other public areas and common facilities appurtenant thereto.

     CODE: The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as amended.

     COMMON AREAS: The lobbies, plazas and sidewalk areas, concourse areas and other similar areas of general access of the Center and the areas on individual multi-tenant floors in the Building devoted to corridors, elevator lobbies, restrooms, and other similar facilities serving the Premises.

     COMPARABLE BUILDINGS: First-class office buildings of comparable age and quality in midtown Manhattan.

     CONSUMER PRICE INDEX: The Consumer price Index for All Urban Customers, CPI-U, published by the Bureau of Labor Statistics of the United States Department of Labor, New York - Northern New Jersey - Long Island, NY-NJ-CT Area `All Items' (1982-84=100), or any successor index thereto covering New York City, appropriately adjusted. In the event that the Consumer Price Index is converted to a different standard reference base or otherwise revised, the determination of adjustments provided for herein shall be made with the use of such conversion factor, formula or table for converting the Consumer Price Index as may be published by the Bureau of Labor Statistics, or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice-Hall, Inc., or any other nationally recognized publisher of similar statistical information. If the Consumer Price Index ceases to be published, and there is no successor thereto, such other index as Landlord shall select and Tenant shall approve, such approval not to be unreasonably withheld, shall be substituted for the Consumer Price Index.

     COST PER KILOWATT HOUR: (a) The total cost for electricity incurred by Landlord to service the Center during a particular billing period (including energy charges, demand charges, surcharges, time-of-day charges, fuel adjustment charges, rate adjustment charges, taxes, rebates and any other factors used by the utility company or other provider in computing its charges to Landlord) during such period, divided by (b) the total kilowatt hours purchased by Landlord to provide electricity to the Center during such period.

     DEFICIENCY: The difference between (a) the Fixed Rent and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming the Additional Rent for each year thereof to be the same as was payable for the year immediately preceding such termination or re-entry), and (b) the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of the Lease for any part of such period (after first deducting from such rents all expenses incurred by Landlord in connection with the termination of this Lease, Landlord's re-entry upon the Premises and such reletting, including repossession costs, brokerage commissions, attorneys' fees and disbursements, and alteration costs).

     EXCLUDED EXPENSES: (a) Taxes, special assessments and franchise, income, transfer, gains, inheritance, estate or gift or any other taxes imposed upon or measured by the income or profits of Landlord; (b) except for depreciation and amortization specifically included in Operating Expenses as provided above, the costs of all items which should be capitalized in accordance with generally accepted accounting practices; (c) the costs of all services furnished to any other tenant of the Center on a "rent inclusion" basis which are not provided to Tenant on such basis; (d) the costs of all work or services performed for any tenant in the Center (including Tenant) at such tenant's cost and expense; (e) mortgage amortization and interest; (f) leasing commissions; (g) allowances, concessions and other costs of tenant installations and decorations incurred in connection with preparing space for any tenant in the Center, including workletters and concessions; (h) fixed rent payable under Superior Leases, if any; (i) wages, salaries and benefits paid to any employees of Landlord and Landlord's Agent, above the level of the immediate supervisors of building managers; (j) legal and accounting fees relating to (i) disputes with tenants, prospective tenants or other occupants of the Center, (ii) disputes with purchasers, prospective purchasers, mortgages or prospective mortgages of the Center or any part thereof, or (iii) negotiations of leases, contracts of sale or mortgages; (k) costs which are reimbursed by insurance (or that would have been reimbursed if Landlord had carried the insurance required hereunder), warranty or condemnation proceeds, or which are reimbursable by Tenant or other tenants or any other person or entity other than pursuant to an expense escalation clause; (l) costs in the nature of penalties or fines; (m) the costs of all services, supplies and repairs paid to any affiliate or subsidiary of Landlord or Landlord's Agent materially in excess of the costs that would be payable in an "arm's length" or unrelated situation; (n) advertising expenses in connection with leasing of the Center; (o) the costs of installing, operating and maintaining a specialty improvement, such as a cafeteria, lodging or private dining facility, or an athletic, luncheon or recreational club, unless Tenant is permitted to make use of any such facility without additional cost or on a subsidized basis consistent with other users; (p) the costs or expenses (including fines, interest, penalties and legal fees) arising out of Landlord's failure to timely pay Operating Expenses or Taxes; (q) the costs incurred in connection with the removal, encapsulation or other treatment of any Hazardous Materials classified as such and existing in the Premises as of the date hereof and required to be removed, encapsulated or treated under applicable Requirements in effect as of the date hereof; (r) debt service (Including interest, principal and amortization) and financing and refinancing costs with respect to Mortgages; (s) leasing or brokerage commissions or the fees of any appraiser or consultant in connection with the negotiation of any space lease in the Center; (t) capital improvements (except as otherwise provided herein); (u) the cost of electrical energy and overtime HVAC (including utility taxes payable with respect to the same) furnished directly to tenant and other tenants of the Center and to tenantable areas of the Center; (v) the cost of tenant installations or decorations incurred in connection with preparing space for a new tenant including permit, license and inspection fees with respect thereto;
(w) rent paid under Superior Leases (other than in the nature of Rent consisting of costs or expenses that are otherwise included in Taxes or Operating Expenses); (x) any expense for services in excess of the services Landlord is obligated to furnish to Tenant hereunder without additional charge; (y) legal and professional fees and disbursements incurred in connection with any negotiation of, or disputes arising out of, any space lease in the Center (other than disputes relating to nuisance); (z) depreciation, except as provided herein; (aa) Landlord's advertising, entertainment and promotional costs for the Center relating to the leasing of tenant space and not to items of general applicability to the Center including holiday decorations and entertainment;
(bb) costs incurred with respect to a sale of all of any portion of the Center or any interest therein (including, without limitation, transfer, sales, and/or gains taxes) or in connection with the purchase or sale of any air or development or easement rights; (cc) lease takeover costs incurred by Landlord in connection with the entering into of space leases in the Center and costs incurred by Landlord to relocate tenants in the Center in order to consummate a specific space lease or to accommodate a specific tenant's request; (dd) to the extent any costs includable in Operating Expenses are incurred with respect to both the Center and other properties (including, without limitation, salaries, fringe benefits and other incentive compensation of Landlord's personnel who provide services to both the Center and other properties), there shall be excluded from Operating Expenses a fair and reasonable percentage thereof which is properly allocable to such other properties; (ee) costs relating to withdrawal liability or unfunded pension liability under the Multi-Employer Pension Act or similar law; (ff) any compensation paid to clerks, attendants or other persons in commercial concessions owned or operated by Landlord or its affiliates in the Center which are for services not supplied to tenants generally in the Center as part of Operating Expenses; (gg) the cost of maintaining, organizing or reorganizing the entity that is Landlord; (hh) lease payment for equipment rented on a long term basis in lieu of purchase, to the extent the costs of such equipment would constitute a capital expenditure not includable in Operating Expenses if such equipment were purchased; (ii) interest, fines, penalties and late charges incurred by Landlord for late payment except to the extent the same shall be due to the act or omission of Tenant; (jj) the cost of acquisition of sculptures, paintings or other objects of fine art in the Center (but the cost of maintaining, replacing and insuring such art shall be included within Operating Expenses); (kk) costs incurred in constructing additional stories on the Building or adding structures; (mm) the cost of any judgment, settlement or arbitration award resulting from any liability of Landlord for gross negligence; (nn) the cost of removing or encapsulating Hazardous Materials (so deemed as of the date hereof pursuant to Requirements in effect on the date hereof and with which Landlord is not then in compliance, except to the extent the same shall be brought to the Real Property by Tenant, Tenant's agents, employees, contractors, invitees or licensees; and
(oo) management fees to the extent in excess of 3% of the gross rentals and other revenues collected for the Center, provided, however, that on and after the exercise of the renewal right set forth in this Lease, management fees to the extent in excess of the greater of (A) 3% of the gross rentals and other revenues collected for the Center and (B) fees charged by Landlord or related entities for the management of other first-class properties in the area of the Center.

     GOVERNMENTAL AUTHORITY: The United States of America, the City of New York, County of New York, or State of New York, or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing or any landmarks preservation agency (or other entity designated or accepted for such purpose by any Governmental Authority or landmarks preservation agency), now existing or hereafter created, having jurisdiction over the Real Property or the Center.

     HAZARDOUS MATERIALS: Any substances, materials or wastes currently or in the future deemed or defined in any Requirement as "hazardous substances," "toxic substances," "contaminants," "pollutants" or words of similar import.

     HVAC SYSTEM: The Building System designed to provide heating, ventilation and air conditioning.

     INDEMNITEES: Landlord, Landlord's Agent, each Mortgagee and Lessor, and each of their respective direct and indirect partners, officers, shareholders, directors, members, managers, trustees, beneficiaries, employees, principals, contractors, licensees, invitees, servants, agents, and representatives.

     LEASE YEAR: The first Lease Year shall commence on the first Commencement Date and shall end on the last day of the calendar month preceding the month in which the first anniversary of the first Commencement Date in respect of the Premises occurs. Each succeeding Lease Year shall commence on the day following the end of the preceding Lease Year and shall extend for twelve consecutive months; provided, however, that the last Lease Year shall expire on the Expiration Date.

     LESSOR: A lessor under a Superior Lease.

     LOSSES: Any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof, and including all costs of repairing any damage to the Premises, the Building or the Center the appurtenances of any of the foregoing to which a particular indemnity and hold harmless agreement applies.

     MORTGAGE(S): Any mortgage, trust indenture or other financing document which may now or hereafter affect the Premises, the Real Property, the Center, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

     MORTGAGEE(S): Any mortgagee, trustee or other holder of a Mortgage.

     OBSERVED HOLIDAYS: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day plus days observed by the State of New York, the City of New York and the labor unions servicing the Building or the Center as holidays.

     ORDINARY BUSINESS HOURS: 8:00 A.M. TO 6:00 P.M. ON BUSINESS DAYS.

     PROHIBITED USE: Any use or occupancy of the Premises that in Landlord's reasonable judgment would: (a) cause damage to the Building or the Center or any equipment, facilities or other systems therein; (b) impair the appearance of the Building or the Center; (c) interfere with the efficient and economical maintenance, operation and repair of the Premises, the Building or the Center or the equipment, facilities or systems thereof; (d) adversely affect any service provided to, and/or the use and occupancy by, any Building or Center tenant or occupants; (e) violate the certificate of occupancy issued for the Premises or the Building; (f) materially and adversely affect the first-class image of the Building or (g) result in protests or civil disorder or commotions at, or other disruptions of the normal business activities in, the Building or the Center. Prohibited Use also includes the use of any part of the Premises for: (i) a restaurant or bar; (ii) the preparation, consumption, storage, manufacture or sale of food or beverages (except in connection with vending machines (provided that each machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain) and/or warming kitchens installed for the use of Tenant's employees only), liquor, tobacco or drugs; (iii) the business of photocopying, multilith or offset printing (except photocopying in connection with Tenant's own business); (iv) a school or classroom; (v) lodging or sleeping; (vi) the operation of retail facilities (meaning a business whose primary patronage arises from the generalized solicitation of the general public to visit Tenant's offices in person without a prior appointment) of a savings and loan association or retail facilities of any financial, lending, securities brokerage or investment activity; (vii) a payroll office; (viii) a barber, beauty or manicure shop; (ix) an employment agency or similar enterprise; (x) offices of any Governmental Authority, any foreign government, the United Nations, or any agency or department of the foregoing; (xi) the manufacture, retail sale, storage of merchandise or auction of merchandise, goods or property of any kind to the general public which could reasonably be expected to create a volume of pedestrian traffic substantially in excess of that normally encountered in the Premises; (xii) the rendering of medical, dental or other therapeutic or diagnostic services; (xiii) broadcasting or the business of broadcasting by wire or wireless of any programs or pictures of any sort or the sale of apparatus or devices connected with the business of such broadcasting; or (xiv) any illegal purposes or any activity constituting a nuisance.

     REQUIREMENTS: All present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary and ordinary of (i) all Governmental Authorities, including the Americans With Disabilities Act, 42 U.S.C. ss.12101 (et seq.), New York City Local Law 58 of 1987, and any law of like import, and all rules, regulations and government orders with respect thereto, and any of the foregoing relating to Hazardous
Materials, environmental matters, public health and safety matters, and landmarks protection, (ii) any applicable fire rating bureau or other body exercising similar functions, affecting the Real Property or the Center or the maintenance, use or occupation thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same,
(iii) all requirements of all insurance bodies affecting the Premises, and (iv) utility service providers.

     RULES AND REGULATIONS: The rules and regulations annexed to and made a part of this Lease as EXHIBIT G, as they may be modified from time to time by Landlord in accordance with ARTICLE 23 of this Lease.

     SPECIALTY ALTERATIONS: Alterations which are not standard office installations such as kitchens, executive bathrooms, raised computer floors, computer room installations, supplemental HVAC equipment, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, slab penetrations (other than up to 4 slab penetrations per floor of the Premises, which penetrations do not exceed 4-inches in diameter), conveyors, dumbwaiters, and other Alterations of a similar character. All Specialty Alterations are Above-Building Standard Installations.

     SUBSTANTIAL COMPLETION: As to any construction performed by any party, "SUBSTANTIAL COMPLETION" or "SUBSTANTIALLY COMPLETED" means that such work has been completed, as reasonably determined by Landlord's architect, in accordance with (a) the provisions of this Lease applicable thereto, (b) the plans and specifications for such work, and (c) all applicable Requirements, except for minor details of construction, decoration and mechanical adjustments, if any, the noncompletion of which does not materially interfere with Tenant's use of the Premises or which in accordance with good construction practice should be completed after the completion of other work in the Premises or the Building (collectively, "Punch List Items").

     TENANT DELAY: Any delay which results from any act or omission of any Tenant Party, including delays due to changes in or additions to, or interference with, any work to be done by Landlord, or delays by Tenant in submission of information, or selecting construction materials to be installed by Landlord as part of Landlord's Work, if any, (e.g., color of paint and carpet), or approving working drawings or estimates or giving authorizations or approvals.

     SUPERIOR LEASE(S): Any ground or underlying lease of the Real Property r any part thereof heretofore or hereafter made by Landlord and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof.

     TENANT PARTY: Tenant and any subtenants and occupants of the Premises and their respective agents, contractors, subcontractors, employees, invitees or licensees.

     TENANT'S PROPERTY: Tenant's movable fixtures and movable partitions, telephone and other equipment, computer systems, trade fixtures, furniture, furnishings, and other items of personal property which are removable without material damage to the Building.

     UNAVOIDABLE DELAYS: Either party's inability to fulfill or delay in fulfilling any of its obligations under this Lease expressly or impliedly to be performed by it or its inability to make or delay in making any repairs, additions, alterations, improvements or decorations or its inability to supply or delay in supplying any equipment or fixtures, if its inability or delay is due to or arises by reason of strikes, labor troubles or by accident, or by any cause whatsoever beyond its reasonable control, including governmental preemption in connection with a national emergency, Requirements or shortages, or unavailability of labor, fuel, steam, water, electricity or materials, or delays caused by the other party or other tenants or occupants of the Center, acts of God, enemy action, civil commotion, fire or other casualty. A financial inability to perform shall not be deemed to be an Unavoidable Delay. Without limiting the foregoing, Tenant shall pay Fixed Rent and Additional Rent on a timely basis notwithstanding any claim of Unavoidable Delay.

                                    EXHIBIT C

                          Diagram Of The Protected Zone

                                  See Attached

                                    EXHIBIT D

                              Intentionally Omitted

                                    EXHIBIT E

                                DESIGN STANDARDS


     The HVAC System shall be capable of maintaining 78 degrees Fahrenheit when summer outdoor conditions are 92 degrees Fahrenheit dry bulb and 74 degrees Fahrenheit wet bulb. The HVAC System shall be capable of maintaining 68 degrees Fahrenheit at winter outdoor conditions of 11 degrees Fahrenheit. The HVAC System shall be capable of handling (i) an electrical usage load of not more than 4 watts per usable square foot; (ii) an occupancy rate of one (1) person per 150 usable square feet; and (iii) a ventilation make-up rate of 20 cubic feet per minute per person with the blinds or shades drawn on the exposure subject to direct solar radiation.

                                    EXHIBIT F

                             CLEANING SPECIFICATIONS

All hard surface flooring to be dust mopped nightly. All other floor maintenance shall be done at Tenant's expense.

All carpeting and rugs to be carpet swept nightly and vacuumed twice monthly.

Hand dust nightly all furniture tops and exposed surfaces of shelves, ledges and bookcases within reach.

Empty and wipe clean all wastebaskets nightly and remove the contents thereof from the Premises.

Empty and wipe clean all ash trays and screen all sand urns nightly.

Wash clean all water fountains and coolers nightly.

Dust all door and other ventilating louvers within reach, as necessary.

Dust all telephones as necessary.

Sweep all private stairway structures nightly.

All windows, interiors and exteriors, are to be washed approximately five times per year.

Do all high dusting approximately once every three months, namely:

Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

Dust clean all vertical surfaces, such as walls, partitions, doors, bucks and other surfaces not reached in nightly cleaning.

Dust  clean  all  pipes,   ventilating  and  air  conditioning  louvers,  ducts,
diffusers, high moldings and other high areas not reached in nightly cleaning.

Dust all lighting fixtures, including exterior surfaces of diffusers and enclosures.

Dust all venetian blinds.

                                 CORE LAVATORIES

Sweep and wash all lavatory floors nightly, using disinfectants.

Wash and disinfect all basins, bowls and urinals nightly.

Wash and disinfect all toilet seats nightly.

Hand dust and clean, washing where necessary, all partitions, tile walls, dispensers and receptacles in all lavatories and restrooms nightly.

Empty paper towel receptacles and transport wastepaper from the Premises nightly.

Fill toilet tissue holders nightly (tissue to be furnished by Landlord).

Empty sanitary disposal receptacles nightly.

Wash interior of wastecans and receptacles at least once a week.

If core lavatory is within Tenant's space, the soap and towel dispenser will be filled at Tenant's direction at Tenant's expense. If core lavatory is on a public corridor, the soap and towel dispenser will be maintained by Landlord.



                       PUBLIC AND CORE AREAS AND ELEVATORS

Dust mop all floors nightly and wash once a week. Spray buff resilient tile flooring on a semi-monthly schedule.

Inspect, maintain and keep clean fire hoses, extinguishers and similar equipment as necessary.

Spot wash walls of corridors and public stairways as necessary.

Empty and screen all cigarette urns daily.

Mop floor in public stairwells once per week.

Dust elevator doors and frames, and Building directories as required.

                                   ********

     "Nightly", as used herein, shall be exclusive of Saturdays, Sundays and holidays.

                                    EXHIBIT G

                              Rules And Regulations

     1. The rights of Tenant in the sidewalks, entrances, corridors, stairways, elevators and escalators of the Building are limited to ingress to and egress from the Premises for Tenant and any other Tenant Party, and Tenant shall not invite to the Premises, nor permit the visit thereto by, persons in such numbers or under such conditions as to interfere with the use and enjoyment by others of the sidewalks, entrances, corridors, stairways, elevators, escalators or any other facilities of the Building. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by any Tenant Party. Landlord shall have the right to regulate the use of and operate the public portions of the Building, as well as portions furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

     2. Landlord may refuse admission to the Building outside of Business Hours to any person not having a pass issued by Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of Business Hours to register. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, Landlord may prohibit all access to the Building during the continuance of the same, by closing doors or otherwise, for the safety of the tenants or protection of property in the Building. Landlord shall, in no way, be liable to Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this rule. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from Tenant from whose Premises the package or object is being removed, but the establishment or enforcement of such requirement shall not impose any responsibility on Landlord for the protection of Tenant against the removal of property from the Premises of Tenant.

     3. Tenant shall not obtain or accept for use in the Premises ice, drinking water, food, beverage, towel, linen, uniform, barbering, bootblacking or similar or related services from any persons not authorized by Landlord to furnish such services. Such services shall be furnished only at such hours, in such places within the Premises and under such regulations as may be fixed by Landlord.

     4. Where any damage to the public portions of the Building or to any portions used in common with other tenants is caused by any Tenant Party, the cost of repairing the same shall be paid by Tenant upon demand.

     5. No lettering, sign, advertisement, trademark, emblem, notice or object shall be displayed in or on the windows or doors, or on the outside of the Premises, or at any point inside the Premises where the same might be visible outside the Premises, except that the name of Tenant may be displayed on the entrance door of the Premises, subject to the approval of Landlord as to the location, size, color and style of such display provided that the name of any occupant of the Premises (other than the original named Tenant in this Lease ) shall be subject to the Landlord's prior approval.

     6. No awnings or other projections of any kind over or around the windows or entrances of the Premises shall be installed by Tenant, and only such window blinds and shades as are approved by Landlord shall be used in the Premises. Tenants shall be prohibited from opening the windows. Linoleum, tile or other floor covering shall be laid in the Premises only in a manner reasonably approved by Landlord.

     7. In accordance with Article 23 Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon the Premises. If, in the judgment of Landlord, it is necessary to distribute the concentrated weight of any safe or heavy object, the work involved in such distribution shall be done in such manner as Landlord shall determine and the reasonable expense thereof shall be paid by Tenant. The moving of safes and other heavy objects shall take place only upon previous notice to, and at times and in a manner approved by, Landlord, and the persons employed to move the same in and out of the Building shall be acceptable to Landlord. No machines, machinery or electrical or electronic equipment or appliances of any kind shall be placed or operated so as to disturb other tenants. Freight, furniture, business equipment, merchandise and packages of any description shall be delivered to and removed from the Premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner reasonably approved by Landlord.

     8. No noise, including the playing of any musical instrument, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by Tenant. No animals (except for seeing-eye dogs) shall be brought into or kept in the Building or the Premises. No dangerous, inflammable, combustible or explosive object or material shall be brought into or kept in the Building by Tenant or with the permission of Tenant, except as permitted by law and the insurance companies insuring the Building or the property therein. Tenant shall not cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in or emanate from the Premises.

     9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in the Premises and no lock on any door shall be changed or altered in any respect without Landlord's approval, which approval shall not be unreasonably withheld, provided, in each such case, Landlord shall have been furnished with a key or other means of access thereto (or the same shall be operable by Landlord's master key for the Building). Duplicate keys for the Premises and toilet rooms shall be procured only from Landlord, and Tenant shall pay to Landlord Landlord's reasonable charge therefor. Upon the expiration or termination of this Lease, all keys of the Premises and toilet rooms shall be delivered to Landlord.

     10. All entrance doors in the Premises shall be left locked by Tenant when the Premises are not in use. No door (other than a door in an interior partition of the Premises) shall be left open at any time.

     11. Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed by Landlord when, in its judgment, it deems it necessary, desirable or proper for its best interest or for the best interests of the tenants, and no rescission, alteration or waiver of any rule or regulation in favor of one tenant shall operate as a rescission, alteration or waiver in favor of any other tenant. Landlord shall not be responsible to Tenant for the nonobservance or violation by any other tenant of any of the rules or regulations at any time prescribed by Landlord.

     12. Tenant shall promptly notify Landlord of any inspection of the Premises by governmental agencies having jurisdiction over matters involving health or safety.

     13. Tenant shall be responsible for maintaining the Premises rodent and insect free. Extermination services shall be provided by Tenant on a monthly basis and additionally as reasonably required by Landlord.

     14. All food storage areas shall be adequately protected against vermin entry by a contractor reasonably approved in advance by Landlord.

     15. Drain pipes shall be kept free of obstructions and operable at all times.

     16. Exit signs shall be illuminated, and other exit identification shall be operable, at all times.

     17. Emergency lighting, including battery components, shall be in good working condition at all times.

     18. Tenant shall not bring or keep, or allow to be brought or kept, in the Building, any bicycles, roller blades, in line or other skates or other type of wheeled pedestrian form of locomotion.

     19. Mail pick-up and delivery shall be responsibility of Tenant.

                                    EXHIBIT H

                   FORM OF SUBTENANT NON-DISTURBANCE AGREEMENT

     THIS SUBORDINATION, NONDISTURBANCE, RECOGNITION AND ATTORNMENT AGREEMENT made as of this _____ day of _________ by and between ______________________, an
____________________  having an office at __________________  New York, New York
("Lessor"), and ______________________, ___________________ a __________________
corporation having an office at ________________________________________________
("Subtenant");

                              W I T N E S S E T H:

     WHEREAS,  Lessor is (i) the ____________ owner of  ________________________
certain real property, together with the building and other improvements located thereon (collectively, the "Property") located in the Borough of Manhattan, City, County and State of New York, commonly known as _______________________ and more particularly described on Exhibit A annexed hereto and by this reference made a part hereof, _____________________ and (ii) the landlord under that certain lease dated as of _______________, 199__ between Lessor and ______________ ("Tenant") demising a portion of the Property (the "Leased Premises") (such lease, as the same may be amended or supplemented from time to time, the "Lease"); and

     WHEREAS, Tenant and Subtenant have entered into an Agreement of Sublease (the "Sublease"), dated as of _______________ for [a portion of] the Leased Premises (the "Subleased Premises"); and

     WHEREAS, Lessor and Subtenant wish to enter into this Agreement (i) to confirm the subordination of the Sublease to the Lease, (ii) to provide that Subtenant's possession of the Subleased Premises will not be disturbed in the event of (x) the exercise of any of Lessor's rights under the Lease or (y) a termination of the Lease, (iii) to provide that Subtenant will attorn to the Lessor and the Lessor will recognize Subtenant and (iv) to provide for certain other matters;

     NOW, THEREFORE, in consideration of the premises and the execution of this Agreement by the parties, Lessor and Subtenant hereby agree as follows:

     1. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following meanings:

         LESSOR: The Lessor named herein, its successors and assigns.

         PERSON: An individual, partnership, corporation, business trust, joint
     stock   company,   trust,   unincorporated   association,   joint  venture,
     governmental authority or other entity of whatever nature.

     2. SUBORDINATION. The Sublease and Subtenant's interest thereunder is now and at all times shall continue to be subject and subordinate in each and every respect (except as otherwise expressly provided in this Agreement) to the Lease and to any and all renewals, amendments, modifications, supplements, extensions and replacements of the Lease; provided, that as between Tenant and Subtenant, nothing contained in this Agreement shall be deemed to affect the obligations of Tenant under the Sublease.

     3. NON-DISTURBANCE. So long as the Sublease is in full force and effect and there exists no default under the Sublease that (i) continues beyond the expiration of any applicable notice and grace period and (ii) would permit Tenant to terminate the Sublease, (a) Lessor shall not terminate the Sublease nor shall Lessor disturb or affect Subtenant's (or, with respect to any Person known to Lessor to be claiming through or under Subtenant such Person's) leasehold estate, use and possession of the Subleased Premises in accordance with the terms of the Sublease or any rights of Subtenant (and any Person known to Lessor to be claiming through or under Subtenant) under the Sublease by reason of the subordination of the Sublease to the Lease or in any action or proceeding instituted under or in connection with the Lease, unless such right would have independently existed if the Lease had not been made and (b) neither Subtenant nor any person known to Lessor to be claiming through or under Subtenant shall be named or joined in any action or other proceeding to enforce or terminate the Lease unless such joinder shall be required by law, provided that such joinder shall not result in the termination of the Sublease or disturb the possession or use of the Subleased Premises by Subtenant or any person known to Lessor to be claiming through or under Subtenant.

     4. ATTORNMENT AND RECOGNITION. (a) If the Lease shall be terminated or the interest of Tenant under the Sublease shall be transferred to Lessor (x) Subtenant shall be bound to Lessor under the all of the then executory terms, covenants and conditions of the Sublease (except as provided in SECTION 4(d) below) for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected by Subtenant in accordance with any option therefor in the Sublease, with the same force and effect as if Lessor were the sublandlord under the Sublease, (y) Lessor shall recognize the rights of Subtenant under the Sublease and (z) the Sublease shall continue in full force as a direct lease between Subtenant and Lessor and the respective executory rights and obligations of Subtenant and Lessor, to the extent of the then remaining balance of the term of the Sublease and any such extensions and renewals, and except as otherwise provided in SECTION 4(d) below, shall be and are the same as set forth therein; PROVIDED THAT, Lessor shall not be:

               (i) be liable for any act or omission of or default by Tenant or any prior sublandlord under the Sublease except to the extent such act, omission or default is continued by Landlord and accrues during or is otherwise applicable to the period after the date that Tenant's interest in such Sublease shall have been transferred to Landlord;

               (ii) be subject to any credits, claims, setoffs or defenses which such subtenant might have against Tenant or any prior sublandlord as a result of any acts or omissions of Tenant or any prior sublandlord (except to the extent that (1) same are expressly set forth in the Sublease, (2) the terms of such Sublease conform to a fair market sublease transaction at the time, and (3) the rental payable to Landlord by the subtenant (taking into consideration such credits, claims, setoffs and defenses) is not less than the rental payable by Tenant under this Lease on a per Rentable Square Foot basis for the balance of the term of the Sublease from and after such attornment);

               (iii) be, subject to clause (vi) hereinbelow, bound by any fixed rent, additional rent or other amounts which such subtenant may have paid to Tenant more than one month in advance of the month to which such payments relate, and all such prepaid rent and additional rent shall remain due and owing without regard to such prepayment, except for payment of the first month's fixed rent or basic rent upon the execution of such Sublease and prepayments of additional rent made on account of operating expenses and real estate taxes in accordance with the terms of such Sublease;

               (iv) be bound by any amendment, modification or cancellation of such Sublease or surrender of such subleased premises made without Landlord's prior written consent, (provided that communications between Tenant and such subtenant of an administrative nature relating to the ordinary course of operation or tenancy of the Subleased Premises that do not purport to be amendments or modifications of such Sublease and do not materially affect the rights of Tenant or Landlord shall not be deemed amendments or modifications for purposes of the foregoing);

               (v) be responsible for the making of repairs in or to the Real Property in the case of damage or destruction of the Real Property or any part thereof due to fire or other casualty occurring prior to the date Landlord succeeds to the interest of Tenant under such Sublease or by reason of a condemnation occurring prior to the date Landlord succeeds to the interest of Tenant under such Sublease unless Landlord shall be obligated under the Lease to make such repairs;

               (vi) be obligated to make any payment to the Subtenant required to be made by Tenant except for (x) the timely return of any security deposit actually received by Landlord and (y) the credit or refund to the Subtenant as provided in the Sublease of any prepayment of rent or other charges paid by Subtenant if such prepayment is actually received by Landlord; and

               (vii) be responsible for any obligation of Sublessor to perform any improvement in the space affected by the sublease in order to prepare the same for Sublessee's occupancy thereof (subject to the provisions of clause (ii) above and any setoff expressly provided in the Sublease therefor).

          (c) Subtenant hereby attorns to Lessor as its landlord, upon the terms and conditions herein set forth, said attornment to be effective and self-operative upon Lessor's succeeding to the interest of Tenant under the Sublease without the execution of any further instruments.

          (d) Notwithstanding anything to the contrary contained in this Agreement, effective as of the date on which Subtenant shall attorn to Lessor hereunder throughout the remainder of the term of the Sublease, if the rental payable under the Sublease in respect of fixed rent, escalation rent for real estate taxes and operating expenses and additional rent for electricity shall be less, on a rentable square foot basis, than the sum of the Fixed Rent, Escalation Rent and Electricity Additional Rent payable on a rentable square foot basis by Tenant under the Lease, then the rental payable under the Sublease in respect of fixed rent, escalation rent for real estate taxes and operating expenses and additional rent for electricity shall be deemed to be increased, without any further action, to an amount equal to the Fixed Rent, Escalation Rent and Electricity Rent then payable by Tenant under the Lease on a per rentable square foot basis for the remainder of the term of the Sublease.

     5. COVENANTS OF SUBTENANT. (a) Subtenant agrees for the benefit of Lessor that Subtenant will not:

               i) pay any rent more than one month in advance of accrual, except for prepayments of additional rent made on account of operating expenses and real estate taxes in accordance with the terms of the Sublease;

               ii) surrender the Subtenant's estate under the Sublease, other than by exercise of Subtenant's express rights under the sublease;

               iii) consent to any modification or amendment to the terms of the Sublease (provided, that communications between Tenant and Subtenant of an administrative nature relating to the ordinary course of operation of the Leased Premises that do not purport to be amendments or modifications of the Sublease and do not materially adversely affect the rights of Tenant or Lessor shall not be deemed amendments or modifications for purposes of the foregoing); or

               iv) expressly consent to termination of the Sublease by Tenant other than a termination by Tenant pursuant to the express provisions of the Sublease.

          (b) If any act or omission of Tenant would give Subtenant the right, immediately or after notice or lapse of a period of time or both, to cancel or terminate the Sublease or to claim a partial or total eviction or constructive eviction, Subtenant shall give written notice of such act or omission to Lessor simultaneously with the giving of any notice thereof to Tenant as required under the Sublease and Subtenant shall not exercise such right until Tenant shall have failed to cure the same within the time limits set forth in the Sublease.

     6. PAYMENT TO LESSOR. After notice is given to Subtenant by Lessor that, pursuant to the Lease, the rentals under the Sublease should be paid to Lessor, Subtenant shall pay to Lessor, or in accordance with the directions of Lessor, all rentals and other monies then due and to become due to Tenant under the Sublease, and Tenant hereby expressly authorizes Subtenant to make such payments to Lessor and hereby fully releases and discharges Subtenant of, and from any liability to Tenant on account of any such payments.

     7. REPRESENTATIONS AND WARRANTIES. Subtenant represents to Lessor that:

          (a) The Sublease is in full force and effect and has not been modified [except as follows: _____________].

          (b) No rent has been paid under the Lease more than thirty (30) days in advance of accrual, except for prepayments of additional rent made on account of operating expenses and real estate taxes in accordance with the terms of the Sublease.

          (c) The address of the Subtenant for notices under the Sublease prior to taking possession of the Subleased Premises for the conduct of its business is as set forth in the preamble to this Agreement; thereafter the address of Subtenant for notices under the Sublease will be at the Property or such other address as Tenant may designate in writing to Lessor.

     8. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and shall be binding upon Subtenant, Tenant and Lessor and their respective heirs, personal representatives, successors and assigns.

     9. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any principles of conflict of laws.

     IN WITNESS WHEREOF, the parties have executed the foregoing agreement as of the day and year first hereinabove written.


                                   [Landlord]

            By:
               --------------------------------
            Name:
            Title:

                                          [Subtenant]
                                    ------

                                    By:
                                       ---
            Name:
            Title:


As to Section 6 only:

[Tenant]

By:
   ---------------------------
Name:
Title:


                         ACKNOWLEDGMENTS TO BE ATTACHED